UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Item 1. Report to Stockholders.

Annual Report | November 30, 2016

2016 Annual Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2016 Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders		2	Financial Statements	19
TYG:	Fund Focus	4	Notes to Financial Statements	50
NTG:	Fund Focus	7	Report of Independent Registered
TTP:	Fund Focus	10	Public Accounting Firm	66
NDP:	Fund Focus	13	Company Officers and Directors	67
TPZ:	Fund Focus	16	Additional Information	69

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,710.0
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,588.8
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$311.6
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$316.4
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$221.4

1 As of 12/31/2016
2 As of 11/30/2016

Tortoise Capital Advisors	1

Tortoise Capital Advisors
2016 Annual Report to closed-end fund stockholders

Dear fellow stockholders,

The fiscal year ending November 30, 2016 had both highs and lows, including crude oil prices hitting their lowest point since 2003 in February of 2016. The subsequent recovery drove positive performance across the broad energy sector with the S&P Energy Select Sector® Index returning 12.8% for the fiscal year, a reversal from the double digit negative return for the 2015 fiscal year. While positive, energy fixed income didn’t perform as well as energy equities, mainly due to the energy equity market’s substantial rebound following the 2015 downturn.

The main drivers across the energy value chain included a decline in U.S. crude oil production and an agreement from the Organization of Petroleum Exporting Countries (OPEC) to reduce production leading to higher crude oil prices, improvement in midstream fundamentals despite project delays, increased export of energy commodities and the more energy friendly candidate, Donald Trump, being elected as the next President.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned 19.7% for the fiscal year. This stark improvement from last year was driven by higher crude oil prices due to a decline in the U.S. oil rig count. U.S. crude oil production is estimated to average 8.9 million barrels per day (MMbbl/d) in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Production is estimated to increase slightly in 2017.1

Fiscal year 2016 was one of the most volatile crude oil price environments in recent years. West Texas Intermediate (WTI) started the period at $41.65 per barrel and bottomed at $26.21 on February 11. Oil prices briefly surpassed $50 in June, but did not hit $50 again until October, peaking at $51.60 on October 19. WTI ended the fiscal year at $49.44 per barrel.

The fiscal year ended on a positive note with the November 30 OPEC meeting. Members reached an agreement to set a production ceiling of 32.5 MMbbl/d, representing an estimated 1.2 MMbbl/d production cut, effective January 1, 2017. In addition, an understanding was reached with key non-OPEC countries, including Russia, which should result in a production decrease of 600,000 barrels per day. From a fundamental perspective, we expect that OPEC’s production cut will help bring global oil inventories back to a more normal level and bring more stability to oil prices.

There have been two overarching themes for U.S. oil producers throughout the recent energy downturn. The first is drilling efficiency. Many producers have been successful in lowering drilling costs while increasing drilling intensity, leading to greater production volumes. The second is management teams’ continued focus on increasing capital efficiency by concentrating on drilling core acreage.

Natural gas prices opened the fiscal year at $2.09 per million British thermal units (MMBtu) and troughed at $1.49 on March 4 due to warm winter temperatures crimping demand. Prices increased over the summer with hot weather throughout most of the country and ended the fiscal year at the peak of $3.30 as forecasts for colder weather prompted higher demand expectations. Natural gas production is projected to decline in 2016, which would be the first annual production decline since 20051, though production is expected to increase again in 2017 and 2018.1

Midstream

Pipeline companies recovered along with the rest of the energy sector with the Tortoise North American Pipeline IndexSM returning 24.8% for the fiscal year. MLPs, represented by the Tortoise MLP Index®, experienced some technical pressure from fickle capital markets and underperformed c-corp pipeline companies, returning 11.8% for the fiscal year.

The proposed merger of The Williams Companies, Inc. (WMB) and Energy Transfer Equity (ETE) was a hot topic throughout the fiscal year. After a long, drawn-out saga, the two companies decided to remain separate and have moved on to their individual strategic plans.

Like producers, many midstream companies prioritized balance sheet strength over distribution growth. Companies retained more cash flow to reduce debt, sought support from a parent company, sold assets and/or deferred or canceled projects where prudent.

Companies continued to face regulatory challenges in building new pipelines, particularly over the latter half of the fiscal year. Generally those requiring federal government approval and/or those in heavily populated areas faced significant headwinds, although we believe these headwinds will ease with the upcoming U.S. administration changes. Even with these challenges, our long-term outlook for the midstream sector remains positive. Our projection for capital investments in MLPs, pipeline and related organic projects remains at approximately $120 billion for 2016 to 2018, though we expect it to decrease when 2016 rolls off and 2019 is added.

Downstream

Though still attractive, refiner and petrochemical companies’ margins narrowed as crude oil prices rose over the fiscal year. Nevertheless, refiners performed well due to strong demand. Petrochemicals saw compressed margins throughout the fiscal year, though we believe new facilities coming on-line in the near future could enhance cash flows. Utilities retreated as interest rates increased at fiscal year-end. Renewable energy sources continued to gain traction, and in tandem with natural gas, brought cleaner, economically competitive energy sources.

As we expected, 2016 was a milestone year for energy exports. For the first time in 40 years, U.S. crude oil was exported. In early 2016, the first liquefied natural gas (LNG) shipment was also exported as two LNG trains came on-line this year, and ethane was shipped for the first time in March. Finally, liquefied petroleum gas (LPG) exports year-to-date through October were up an average of 22% compared to 2015.1

(unaudited)
2	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Capital markets

Capital markets became more active as the year progressed. MLPs and other pipeline companies raised approximately $50 billion during the fiscal year ending November 30, split fairly evenly between equity and debt. Exploration and production companies also continued to raise capital throughout the fiscal year, totaling nearly $45 billion.

In September, Noble Midstream Partners LP had the first MLP initial public offering in the sector in more than a year. Merger and acquisition activity among MLPs and other pipeline companies totaled approximately $130 billion, with most of the activity occurring during the fourth fiscal quarter. Sunoco Logistics Partners L.P. had the largest transaction of the year with its acquisition of Energy Transfer Partners, L.P. in a deal valued at about $50 billion.

Concluding thoughts

Fiscal year 2016 was a stark reversal from fiscal year 2015 with improvement across the energy value chain following the bottoming of crude oil prices in February. In addition, the U.S. has become an even more relevant player in the global energy landscape as exports of natural gas, natural gas liquids and crude oil exports grow.

As we look into 2017, we are encouraged by OPEC’s recent announcement to support prices, U.S. producers’ demonstrated continued ability to earn solid returns in a lower price environment and the U.S. political landscape’s support for energy. We remain optimistic on the long-term investment prospects within the energy space.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, January 2017

(unaudited)
Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2016 were 26.2% and 7.8%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 11.8% for the same period. The fund’s positive performance reflects midstream MLPs continuing to be rewarded for focusing on capital efficiency and prioritizing balance sheet strength over growth.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2016)	$2.6200
Distributions paid per share (4th quarter 2016)	$0.6550
Distribution rate (as of 11/30/2016)	8.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in February 2004	$27.8425
Market-based total return	26.2%
NAV-based total return	7.8%
Premium (discount) to NAV (as of 11/30/2016)	6.2%

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Investors rewarded company’s clarity on distribution and simplification of corporate structure as well as exposure to growing Permian Basin production
Western Gas Partners, LP	Midstream gathering and processing MLP	Steady cash flows and growing distributions
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Strong fee-based cash flows and organic growth projects focused on the Permian Basin and the Gulf Coast region
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Investors rewarded company’s clarity on distribution and strategic direction following termination of merger agreement with The Williams Companies, Inc.

Bottom five detractors	Company type	Performance driver
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concern regarding higher leverage resulting from pending acquisition of The Williams Companies, Inc. earlier in the year
Williams Partners L.P.	Midstream gathering and processing MLP	Balance sheet concerns and Chesapeake counterparty risk
Targa Resources Partners LP	Midstream gathering and processing MLP	Timing of acquisition by Targa Resources Corp. during the bottom of the market cycle
MarkWest Energy Partners, L.P.	Midstream gathering and processing MLP	Reduced growth rate following MPLX acquisition
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Weak distribution coverage and declining natural gas business

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
4	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 2.1% as compared to 3rd quarter 2016 due primarily to the impact of trading activity as well as a decreased distribution rate on one of the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased 5.7% during the quarter due to lower asset-based fees and a decrease in franchise tax fees. Overall leverage costs increased slightly as compared to 3rd quarter 2016.

As a result of the changes in income and expenses, DCF decreased approximately 2.0% as compared to 3rd quarter 2016. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 4th quarter 2015. The fund has paid cumulative distributions to stockholders of $27.8425 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2016 and 4th quarter 2016 (in thousands):

	FY 2016	4th Qtr 2016
Net Investment Loss, before
Income Taxes	$(52,124)	$(6,734)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	178,683	38,780
Amortization of debt issuance costs	2,872	117
Interest rate swap expenses	(869)	(212)
Premium on redemption of
senior notes	900	—
Premium on redemption of
MRP stock	800	—
DCF	$130,262	$31,951

Leverage

The fund’s leverage utilization decreased by $3.4 million during 4th quarter 2016 and represented 27.6% of total assets at November 30, 2016. The fund has maintained compliance with its applicable coverage ratios. At year-end, including the impact of interest rate swaps, approximately 80% of the leverage cost was fixed, the weighted-average maturity was 5 years and the weighted-average annual rate on leverage was 3.51%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 4th quarter 2016, the fund’s deferred tax liability decreased by $2 million to $452 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized gains of $23 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2015	2016
	2015	2016	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends
from investments	$208,118	$182,278	$51,564	$47,200	$44,670	$45,694	$44,714
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	34,637	23,322	7,081	5,321	5,719	6,215	6,067
Other operating expenses	2,016	1,615	512	466	461	459	229
	36,653	24,937	7,593	5,787	6,180	6,674	6,296
Distributable cash flow before leverage
costs and current taxes	171,465	157,341	43,971	41,413	38,490	39,020	38,418
Leverage costs(2)	34,406	27,079	8,193	7,700	6,479	6,433	6,467
Current income tax expense(3)	—	—	—	—	—	—	—
Distributable Cash Flow(4)	$137,059	$130,262	$35,778	$33,713	$32,011	$32,587	$31,951
As a percent of average total assets(5)
Total from investments	5.53%	7.11%	6.83%	7.67%	7.28%	6.85%	6.90%
Operating expenses before leverage
costs and current taxes	0.97%	0.97%	1.01%	0.94%	1.01%	1.00%	0.97%
Distributable cash flow before leverage
costs and current taxes	4.56%	6.14%	5.82%	6.73%	6.27%	5.85%	5.93%
As a percent of average net assets(5)
Total from investments	10.54%	13.54%	13.38%	16.09%	13.54%	12.45%	12.58%
Operating expenses before leverage
costs and current taxes	1.86%	1.85%	1.97%	1.97%	1.87%	1.82%	1.77%
Leverage costs and current taxes	1.74%	2.01%	2.13%	2.62%	1.96%	1.75%	1.82%
Distributable cash flow	6.94%	9.68%	9.28%	11.50%	9.71%	8.88%	8.99%

Selected Financial Information
Distributions paid on common stock	$124,363	$127,370	$31,450	$31,682	$31,682	$31,961	$32,045
Distributions paid on common stock
per share	2.5900	2.6200	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage
for period(6)	110.2%	102.3%	113.8%	106.4%	101.0%	102.0%	99.7%
Net realized gain, net of income taxes,
for the period	239,506	117,749	72,015	41,667	47,833	13,034	15,215
Total assets, end of period	2,793,933	2,593,722	2,793,933	2,213,663	2,587,793	2,628,678	2,593,722
Average total assets during period(7)	3,763,588	2,562,113	3,028,322	2,475,404	2,442,341	2,654,126	2,607,027
Leverage(8)	906,000	716,800	906,000	689,700	704,000	720,200	716,800
Leverage as a percent of total assets	32.4%	27.6%	32.4%	31.2%	27.2%	27.4%	27.6%
Net unrealized depreciation, end of period	(244,207)	(217,646)	(244,207)	(483,386)	(269,349)	(204,786)	(217,646)
Net assets, end of period	1,405,733	1,412,274	1,405,733	1,176,897	1,390,531	1,443,397	1,412,274
Average net assets during period(9)	1,974,038	1,345,764	1,545,634	1,179,868	1,312,506	1,460,638	1,429,146
Net asset value per common share	29.28	28.83	29.28	24.33	28.71	29.54	28.83
Market value per share	26.57	30.63	26.57	24.26	27.90	30.48	30.63
Shares outstanding (000’s)	48,017	48,980	48,017	48,370	48,434	48,859	48,980

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(9)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise
MLP Fund, Inc. (NTG)

Fund Description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2016 were 28.0% and 12.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 11.8% for the same period. The fund’s positive performance reflects midstream MLPs continuing to be rewarded for focusing on capital efficiency and prioritizing balance sheet strength over growth.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2016)	$1.6900
Distributions paid per share (4th quarter 2016)	$0.4225
Distribution rate (as of 11/30/2016)	8.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2010	$10.3900
Market-based total return	28.0%
NAV-based total return	12.9%
Premium (discount) to NAV (as of 11/30/2016)	(1.7)%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Investors rewarded company’s clarity on distribution and simplification of corporate structure as well as exposure to growing Permian Basin production
DCP Midstream Partners, LP	Midstream gathering and processing MLP	Improving commodity prices and a positive outlook for natural gas liquid demand
Western Gas Partners LP	Midstream gathering and processing MLP	Steady cash flows and growing distributions
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Investors rewarded company’s clarity on distribution and simplification of corporate structure as well as exposure to growing Permian Basin production

Bottom five detractors	Company type	Performance driver
Williams Partners L.P.	Midstream gathering and processing MLP	Balance sheet concerns and Chesapeake counterparty risk
Targa Resources Partners LP	Midstream gathering and processing MLP	Timing of acquisition by Targa Resources Corp. during the bottom of the market cycle
MarkWest Energy Partners, L.P.	Midstream gathering and processing MLP	Reduced growth rate following MPLX acquisition
MPLX LP	Midstream gathering and processing MLP	Reduced growth rate following acquisition of MarkWest
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Timing of exiting position

(unaudited)
Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 0.9% as compared to 3rd quarter 2016 due primarily to a decreased distribution rate on one of the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased 1.8% during the quarter due to lower asset-based fees. Leverage costs increased 1.3% as compared to 3rd quarter 2016 due primarily to an increase in interest rates during the quarter.

As a result of the changes in income and expenses, DCF decreased approximately 1.2% as compared to 3rd quarter 2016. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 4th quarter 2015. The fund has paid cumulative distributions to stockholders of $10.39 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2016 and 4th quarter 2016 (in thousands):

	FY 2016	4th Qtr 2016
Net Investment Loss, before
Income Taxes	$(31,166)	$(6,754)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	108,860	26,369
Amortization of debt issuance costs	398	92
Premium on redemption of
senior notes	450	—
DCF	$78,542	$19,707

Leverage

The fund’s leverage utilization decreased by $2.5 million during 4th quarter 2016 and represented 29.1% of total assets at November 30, 2016. The fund has maintained compliance with its applicable coverage ratios. At year-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 2.8 years and the weighted-average annual rate on leverage was 3.61%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 4th quarter 2016, the fund’s deferred tax liability increased slightly to $161 million. The fund had net realized gains of $22 million during the quarter. As of November 30, 2016, the fund had net operating losses of $56 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
8	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2015	2016
	2015	2016	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends
from investments	$114,024	$109,211	$28,420	$27,259	$26,411	$27,901	$27,640
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	17,279	13,398	3,581	2,868	3,292	3,654	3,584
Other operating expenses	1,405	1,331	341	323	336	336	336
	18,684	14,729	3,922	3,191	3,628	3,990	3,920
Distributable cash flow before leverage
costs and current taxes	95,340	94,482	24,498	24,068	22,783	23,911	23,720
Leverage costs(2)	16,266	15,940	4,055	4,018	3,949	3,960	4,013
Current income tax expense(3)	—	—	—	—	—	—	—
Distributable Cash Flow(4)	$79,074	$78,542	$20,443	$20,050	$18,834	$19,951	$19,707
As a percent of average total assets(5)
Total from investments	5.88%	7.51%	7.18%	8.15%	7.55%	7.28%	7.29%
Operating expenses before leverage
costs and current taxes	0.96%	1.01%	0.99%	0.95%	1.04%	1.04%	1.03%
Distributable cash flow before leverage
costs and current taxes	4.92%	6.50%	6.19%	7.20%	6.51%	6.24%	6.26%
As a percent of average net assets(5)
Total from investments	9.71%	12.66%	11.95%	14.47%	12.42%	11.90%	12.17%
Operating expenses before leverage
costs and current taxes	1.59%	1.71%	1.65%	1.69%	1.71%	1.70%	1.73%
Leverage costs and current taxes	1.39%	1.85%	1.71%	2.13%	1.86%	1.69%	1.77%
Distributable cash flow	6.73%	9.10%	8.59%	10.65%	8.85%	8.51%	8.67%

Selected Financial Information
Distributions paid on common stock	$79,430	$79,464	$19,857	$19,858	$19,857	$19,858	$19,891
Distributions paid on common stock
per share	1.69000	1.69000	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage
for period(6)	99.6%	98.8%	103.0%	101.0%	94.8%	100.5%	99.1%
Net realized gain (loss), net of income taxes,
for the period	74,333	49,307	3,706	(13,779)	21,730	27,199	14,157
Total assets, end of period	1,483,910	1,514,354	1,483,910	1,254,081	1,483,491	1,528,949	1,514,354
Average total assets during period(7)	1,940,475	1,454,091	1,586,800	1,345,702	1,390,807	1,524,786	1,524,805
Leverage(8)	500,800	440,800	500,800	431,600	439,900	443,300	440,800
Leverage as a percent of total assets	33.7%	29.1%	33.7%	34.4%	29.7%	29.0%	29.1%
Net unrealized appreciation (depreciation),
end of period	29,106	107,907	29,106	(52,047)	90,594	112,273	107,907
Net assets, end of period	876,409	904,866	876,409	757,055	893,988	919,721	904,866
Average net assets during period(9)	1,174,085	862,527	953,931	757,446	845,912	932,440	913,726
Net asset value per common share	18.65	19.22	18.65	16.11	19.02	19.53	19.22
Market value per common share	16.18	18.90	16.18	15.64	17.82	19.68	18.90
Shares outstanding (000’s)	47,000	47,081	47,000	47,000	47,000	47,081	47,081

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2016 were 34.9% and 29.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 24.8% for the same period. The fund’s positive performance reflects midstream pipeline companies continuing to be rewarded for focusing on capital efficiency and prioritizing balance sheet strength over growth.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2016)	$1.6300
Distributions paid per share (4th quarter 2016)	$0.4075
Distribution rate (as of 11/30/2016)	7.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution decrease	(9.4)%	*
Cumulative distributions paid per share to
stockholders since inception in October 2011	$8.4675
Market-based total return	34.9%
NAV-based total return	29.9%
Premium (discount) to NAV (as of 11/30/2016)	(8.0)%
* Reflects the elimination of the capital gain component of the distribution. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In an attempt to generate the same monthly income, the out-of-the-money percentage was generally flat year-over-year as volatility was similar. The notional amount of the fund’s covered calls averaged approximately 10.4% of total assets, and their out-of-the-money percentage at the time written averaged approximately 6.5% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	Acquisition by Enbridge Inc. creating the largest North American energy infrastructure company as well as steady cash flow and strong dividend growth supported by midstream growth projects
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition of Columbia Pipeline creates Northeast footprint
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a simplification transaction, preferred issuance as well as exposure to Permian Basin growth and NGL prices
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Investors rewarded company’s clarity on distribution and simplification of corporate structure as well as exposure to growing Permian Basin production

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Balance sheet concerns and Chesapeake counterparty risk
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend cut early in the fiscal year to preserve credit rating
Teekay Offshore Partners, L.P.	Marine transportation	Dividend cut at the bottom of the market cycle
Targa Resources Partners LP	Midstream gathering and processing MLP	Timing of acquisition by Targa Resources Corp. during the bottom of the market cycle
Western Gas Equity Partners, LP	Midstream gathering and processing MLP	Credit downgrade of parent company early in the fiscal year

(unaudited)
10	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 3.1% as compared to 3rd quarter 2016, primarily due to the impact of trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, increased by 2.7% during the quarter due to higher asset-based fees. Leverage costs increased approximately 1.5% as compared to 3rd quarter 2016 mainly due to a slight increase in leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased by 5.0% as compared to 3rd quarter 2016. In addition, the fund had net realized gains on investments of $25.2 million during 4th quarter 2016.

The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and a decrease of 9.4% from the 4th quarter 2015 distribution. The fund eliminated the capital gain component of the distribution in 1st quarter 2016 because it did not anticipate the same level of capital gains following market declines over the past year. For tax purposes, the cash distributions paid to stockholders for the calendar year 2016 were 39% qualified dividend income, 58% ordinary dividend income and 3% long-term capital gains. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $8.4675 per share since its inception in Oct. 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2016 and 4th quarter 2016 (in thousands):

	FY 2016	4th Qtr 2016
Net Investment Income (Loss)	$372	$(488)
Adjustments to reconcile to DCF:
Net premiums on options written	5,178	1,284
Distributions characterized as
return of capital	8,661	2,626
Dividends paid in stock	1,704	444
Amortization of debt issuance costs	94	14
Premium on redemption of
senior notes	100	—
DCF	$16,109	$3,880

Leverage

The fund’s leverage utilization increased slightly during 4th quarter 2016 and represented 21.9% of total assets at November 30, 2016. The fund has maintained compliance with its applicable coverage ratios. At year-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 3.0 years and the weighted-average annual rate on leverage was 3.27%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2015	2016
	2015	2016	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$15,666	$14,675	$3,998	$3,529	$3,685	$3,855	$3,606
Dividends paid in stock	1,300	1,704	337	406	421	433	444
Net premiums on options written	5,196	5,178	1,346	1,437	1,238	1,219	1,284
Total from investments	22,162	21,557	5,681	5,372	5,344	5,507	5,334
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	3,800	2,707	786	554	643	742	768
Other operating expenses	659	561	151	136	139	144	142
	4,459	3,268	937	690	782	886	910
Distributable cash flow before
leverage costs	17,703	18,289	4,744	4,682	4,562	4,621	4,424
Leverage costs(2)	2,618	2,180	630	564	536	536	544
Distributable Cash Flow(3)	$15,085	$16,109	$4,114	$4,118	$4,026	$4,085	$3,880
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$13,403	$3,488	$1,669	$(16,941)	$(6,676)	$1,927	$25,178
As a percent of average total assets(4)
Total from investments	5.78%	8.08%	7.30%	9.07%	8.68%	7.83%	7.25%
Operating expenses before
leverage costs	1.16%	1.22%	1.20%	1.16%	1.27%	1.26%	1.24%
Distributable cash flow before
leverage costs	4.62%	6.86%	6.10%	7.91%	7.41%	6.57%	6.01%
As a percent of average net assets(4)
Total from investments	7.58%	11.18%	10.15%	14.71%	11.87%	10.10%	9.38%
Operating expenses before
leverage costs	1.52%	1.69%	1.67%	1.89%	1.74%	1.63%	1.60%
Leverage costs	0.90%	1.13%	1.13%	1.54%	1.19%	0.98%	0.96%
Distributable cash flow	5.16%	8.36%	7.35%	11.28%	8.94%	7.49%	6.82%

Selected Financial Information
Distributions paid on common stock	$19,532	$16,327	$4,508	$4,082	$4,081	$4,082	$4,082
Distributions paid on common stock
per share	1.9500	1.6300	0.4500	0.4075	0.4075	0.4075	0.4075
Total assets, end of period	286,039	303,989	286,039	213,999	269,483	286,224	303,989
Average total assets during period(5)	383,226	266,897	312,142	238,257	244,963	279,684	295,803
Leverage(6)	86,900	66,600	86,900	65,000	65,100	65,000	66,600
Leverage as a percent of total assets	30.4%	21.9%	30.4%	30.4%	24.2%	22.7%	21.9%
Net unrealized appreciation (depreciation),
end of period	(41,680)	6,052	(41,680)	(75,017)	(5,987)	11,363	6,052
Net assets, end of period	197,443	234,539	197,443	144,960	202,587	218,368	234,539
Average net assets during period(7)	292,473	192,888	224,525	146,835	179,041	216,881	228,681
Net asset value per common share	19.71	23.42	19.71	14.47	20.23	21.80	23.42
Market value per common share	17.47	21.55	17.47	12.56	17.37	19.69	21.55
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2016 were 36.3% and 23.7%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned 19.7% for the same period. The fund’s positive performance reflects the improving conditions for upstream oil and gas producers throughout the year as the supply/demand equation continued to balance, driving commodity prices higher. Liquids producers, particularly those in the Permian basin, outperformed natural gas producers, as it continued to distinguish itself as the most efficient and premier basin in the U.S.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2016)	$1.7500
Distributions paid per share (4th quarter 2016)	$0.4375
Distribution rate (as of 11/30/2016)	11.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2012	$7.4375
Market-based total return	36.3%
NAV-based total return	23.7%
Premium (discount) to NAV (as of 11/30/2016)	(6.5)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 66.0% of total assets and their out-of-the-money percentage at the time written averaged approximately 9.9% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Pioneer Natural Resources Company	Upstream liquids producer	Improving crude oil prices and well economics of wells drilled in the Permian Basin as well as an acquisition significantly expanded Permian Basin acreage
EOG Resources, Inc.	Upstream liquids producer	Improving crude oil prices and acquisition significantly expanded Permian Basin acreage
EQT Corporation	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices
Concho Resources Inc.	Upstream liquids producer	Improving crude oil prices and well economics of wells drilled in the Delaware Basin, a subset of the Permian Basin
Parsley Energy, Inc.	Upstream liquids producer	Improving crude oil prices and well economics of wells drilled in the Permian Basin as well as an acquisition significantly expanded Permian Basin acreage
Bottom five detractors	Company type	Performance driver
Whiting Petroleum Corporation	Upstream liquids producer	Early in the year, low commodity prices and stretched balance sheet limited ability to grow production
Targa Resources Partners LP	Midstream gathering and processing MLP	Timing of acquisition by Targa Resources Corp. during the bottom of the market cycle
Williams Partners L.P.	Midstream gathering and processing MLP	Balance sheet concerns and Chesapeake counterparty risk
Laredo Petroleum, Inc.	Upstream liquids producer	Early in the year, low commodity prices and stretched balance sheet limited ability to grow production
Noble Energy Inc.	Upstream natural gas producer	Downgraded by Moody’s (a credit rating agency) due to weak commodity prices earlier in the year

(unaudited)
Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 4.0% as compared to 3rd quarter 2016, primarily due to lower net premiums on options written and the impact of trading activity. Operating expenses, consisting primarily of fund advisory fees, decreased slightly during the quarter. Total leverage costs increased approximately 6.5% during the quarter due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased by approximately 4.7% as compared to 3rd quarter 2016. In addition, the fund had net realized gains on investments of $4.5 million during 4th quarter 2016.

The fund maintained its quarterly distribution of $0.4375 per share during 4th quarter 2016. For tax purposes, the cash distributions paid to stockholders for the calendar year 2016 were 100% return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund has paid cumulative distributions to stockholders of $7.4375 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2016 and 4th quarter 2016 (in thousands):

	FY 2016	4th Qtr 2016
Net Investment Loss	$(1,808)	$(720)
Adjustments to reconcile to DCF:
Net premiums on options written	23,129	5,645
Distributions characterized as
return of capital	3,801	971
Dividends paid in stock	1,124	293
DCF	$26,246	$6,189

Leverage

The fund’s leverage utilization decreased slightly as compared to August 31, 2016. The fund utilizes all floating rate leverage that had an interest rate of 1.42% and represented 20.0% of total assets at year-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
14	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2015	2016
	2015	2016	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$7,384	$6,129	$1,824	$1,694	$1,615	$1,457	$1,363
Dividends paid in stock	1,059	1,124	275	268	278	285	293
Net premiums on options written	21,487	23,129	5,802	5,531	6,090	5,863	5,645
Total from investments	29,930	30,382	7,901	7,493	7,983	7,605	7,301
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	3,461	2,733	734	586	661	737	749
Other operating expenses	615	620	141	134	161	174	151
	4,076	3,353	875	720	822	911	900
Distributable cash flow before
leverage costs	25,854	27,029	7,026	6,773	7,161	6,694	6,401
Leverage costs(2)	590	783	151	181	191	199	212
Distributable Cash Flow(3)	$25,264	$26,246	$6,875	$6,592	$6,970	$6,495	$6,189
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$(31,126)	$(27,326)	$(6,369)	$(7,899)	$(23,227)	$(690)	$4,490
As a percent of average total assets(4)
Total from investments	8.56%	10.80%	10.83%	11.88%	12.02%	10.29%	9.58%
Operating expenses before
leverage costs	1.17%	1.19%	1.20%	1.14%	1.24%	1.23%	1.18%
Distributable cash flow before
leverage costs	7.39%	9.61%	9.63%	10.74%	10.78%	9.06%	8.40%
As a percent of average net assets(4)
Total from investments	10.37%	14.30%	13.50%	17.11%	15.67%	13.00%	12.31%
Operating expenses before
leverage costs	1.41%	1.58%	1.50%	1.64%	1.61%	1.56%	1.52%
Leverage costs	0.20%	0.37%	0.26%	0.41%	0.37%	0.34%	0.36%
Distributable cash flow	8.76%	12.35%	11.74%	15.06%	13.69%	11.10%	10.43%

Selected Financial Information
Distributions paid on common stock	$25,403	$25,403	$6,351	$6,351	$6,351	$6,350	$6,351
Distributions paid on common stock
per share	1.7500	1.7500	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	289,330	319,343	289,330	228,663	287,532	301,460	319,343
Average total assets during period(5)	349,713	281,272	292,664	253,624	264,154	294,100	306,669
Leverage(6)	61,800	63,800	61,800	61,800	62,600	64,000	63,800
Leverage as a percent of total assets	21.4%	20.0%	21.4%	27.0%	21.8%	21.2%	20.0%
Net unrealized appreciation (depreciation),
end of period	(66,495)	1,717	(66,495)	(117,834)	(27,486)	(7,816)	1,717
Net assets, end of period	225,410	246,088	225,410	164,735	222,159	235,472	246,088
Average net assets during period(7)	288,672	212,528	234,669	176,104	202,667	232,775	238,453
Net asset value per common share	15.53	16.95	15.53	11.35	15.30	16.22	16.95
Market value per common share	13.18	15.85	13.18	9.76	13.71	15.61	15.85
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2016 were 25.6% and 22.2%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 7.7% for the same period. The fund’s positive performance reflects midstream MLPs continuing to be rewarded for focusing on capital efficiency and prioritizing balance sheet strength over growth. Power companies, an area of focus for the fund, had positive performance for the fiscal year, but did not perform as well as the other sub-sectors due to their defensive nature. Energy equities performed better than energy fixed income as the energy market improved throughout the fiscal year.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2016)	$1.5375
Monthly distributions paid per share
(4th quarter 2016)	$0.1250
Distribution rate (as of 11/30/2016)	7.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution decrease	(9.1)%	**
Cumulative distribution to
stockholders since inception in July 2009	$12.2750
Market-based total return	25.6%
NAV-based total return	22.2%
Premium (discount) to NAV (as of 11/30/2016)	(10.3)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.
**	Reflects the elimination of the capital gain component of the distribution. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a simplification transaction, preferred issuance as well as exposure to Permian Basin growth and NGL prices
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	Acquisition by Enbridge Inc. creating the largest North American energy infrastructure company as well as steady cash flow and strong dividend growth supported by midstream growth projects
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Investors rewarded company’s clarity on distribution and simplification of corporate structure as well as exposure to growing Permian Basin production
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Improved outlook for ethane recoveries and higher NGL prices

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Balance sheet concerns and Chesapeake counterparty risk
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend cut early in the fiscal year to preserve credit rating
Targa Resources Partners LP	Midstream gathering and processing MLP	Timing of acquisition by Targa Resources Corp. during the bottom of the market cycle
Range Resources Corporation (fixed income)	Upstream natural gas producer	Weak NGL and natural gas prices in the Northeast
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concern regarding higher leverage resulting from pending acquisition of The Williams Companies, Inc. earlier in the year

(unaudited)
16	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased 5.0% as compared to 3rd quarter 2016 due to the impact of trading activity. Operating expenses, consisting primarily of fund advisory fees, decreased slightly during the quarter. Total leverage costs decreased approximately 3.9% during the quarter due to lower interest rate swap expenses. As a result of the changes in income and expenses, DCF decreased approximately 5.9% as compared to 3rd quarter 2016. In addition, the fund had net realized gains on investments of $8.1 million during 4th quarter 2016.

The fund paid monthly distributions of $0.125 per share during 4th quarter 2016, which was unchanged over the prior quarter and a decrease of 9.1% from the total distributions paid in 4th quarter 2015. The fund eliminated the capital gain component of the monthly distribution in 2nd quarter 2016 because it did not anticipate the same level of capital gains following market declines over the past year. For tax purposes, the cash distributions paid to stockholders for the calendar year 2016 were 11% qualified dividend income, 80% ordinary dividend income and 9% long-term capital gains. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 1st quarter 2017. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $12.2750 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2016 and 4th quarter 2016 (in thousands):

	FY 2016	4th Qtr 2016
Net Investment Income	$4,961	$1,069
Adjustments to reconcile to DCF:
Dividends paid in stock	1,000	258
Distributions characterized as
return of capital	4,901	1,272
Interest rate swap expenses	(267)	(55)
Change in amortization methodology	52	7
DCF	$10,647	$2,551

Leverage

The fund’s leverage utilization declined slightly as compared to August 31, 2016 and represented 23.3% of total assets at November 30, 2016. The fund has maintained compliance with its applicable coverage ratios. At year-end, including the impact of interest rate swaps, approximately 46% of the leverage cost was fixed, the weighted-average maturity was 1.1 years and the weighted-average annual rate on leverage was 1.82%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2015	2016
	2015	2016	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Interest earned on corporate bonds	$7,646	$6,430	$1,793	$1,672	$1,616	$1,605	$1,537
Distributions and dividends from investments,
net of foreign taxes withheld	4,846	6,557	1,431	1,568	1,631	1,738	1,620
Dividends paid in stock	970	1,000	236	241	250	251	258
Total from investments	13,462	13,987	3,460	3,481	3,497	3,594	3,415
Operating Expenses Before Leverage Costs
Advisory fees	2,238	1,864	497	409	453	499	503
Other operating expenses	584	566	165	125	148	153	140
	2,822	2,430	662	534	601	652	643
Distributable cash flow before
leverage costs	10,640	11,557	2,798	2,947	2,896	2,942	2,772
Leverage costs(2)	858	910	217	231	228	230	221
Distributable Cash Flow(3)	$9,782	$10,647	$2,581	$2,716	$2,668	$2,712	$2,551
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$5,772	$7,176	$(3,954)	$(4,797)	$67	$3,840	$8,066
As a percent of average total assets(4)
Total from investments	5.66%	7.00%	6.62%	7.70%	7.32%	6.82%	6.39%
Operating expenses before
leverage costs	1.19%	1.22%	1.27%	1.18%	1.26%	1.24%	1.20%
Distributable cash flow before
leverage costs	4.47%	5.78%	5.35%	6.52%	6.06%	5.58%	5.19%
As a percent of average net assets(4)
Total from investments	7.17%	9.56%	8.72%	11.32%	10.03%	9.02%	8.37%
Operating expenses before
leverage costs	1.50%	1.66%	1.67%	1.74%	1.72%	1.64%	1.58%
Leverage costs	0.46%	0.62%	0.55%	0.75%	0.65%	0.58%	0.54%
Distributable cash flow	5.21%	7.28%	6.50%	8.83%	7.66%	6.80%	6.25%

Selected Financial Information
Distributions paid on common stock	$19,898	$10,688	$2,868	$2,867	$2,607	$2,607	$2,607
Distributions paid on common stock
per share	2.8625	1.5375	0.4125	0.4125	0.3750	0.3750	0.3750
Total assets, end of period	198,282	217,415	198,282	171,284	205,150	213,243	217,415
Average total assets during period(5)	237,682	199,824	209,734	181,912	190,095	209,610	215,113
Leverage(6)	49,900	50,600	49,900	49,600	52,700	50,700	50,600
Leverage as a percent of total assets	25.2%	23.3%	25.2%	29.0%	25.7%	23.8%	23.3%
Net unrealized appreciation (depreciation),
end of period	13,478	30,817	13,478	(7,382)	25,113	32,831	30,817
Net assets, end of period	147,563	166,073	147,563	120,519	151,382	161,615	166,073
Average net assets during period(7)	187,752	146,274	159,097	123,733	138,638	158,507	164,170
Net asset value per common share	21.23	23.89	21.23	17.34	21.78	23.25	23.89
Market value per common share	18.53	21.43	18.53	15.17	18.86	21.57	21.43
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

TYG Schedule of Investments
November 30, 2016

	Shares	Fair Value
Master Limited Partnerships — 178.9%(1)

Crude Oil Pipelines — 42.4%(1)
United States — 42.4%(1)
Enbridge Energy Partners, L.P.	1,897,232	$46,861,630
Genesis Energy L.P.	2,331,152	81,450,451
Plains All American Pipeline, L.P.	6,098,420	200,942,939
Shell Midstream Partners, L.P.	1,113,567	30,712,178
Sunoco Logistics Partners L.P.	5,941,917	140,764,014
Tesoro Logistics LP	2,093,642	98,673,347
		599,404,559
Natural Gas/Natural Gas Liquids Pipelines — 64.4%(1)
United States — 64.4%(1)
Dominion Midstream Partners, LP	1,452,776	37,191,066
Energy Transfer Partners, L.P.	5,108,669	179,416,455
Enterprise Products Partners L.P.	6,886,458	178,565,856
EQT Midstream Partners, LP	1,803,564	132,074,992
ONEOK Partners, L.P.(2)	4,956,085	207,164,353
Spectra Energy Partners, LP	2,533,421	107,645,058
Tallgrass Energy Partners, LP	1,436,628	67,291,656
		909,349,436
Natural Gas Gathering/Processing — 39.1%(1)
United States — 39.1%(1)
Antero Midstream Partners LP	1,660,647	46,780,426
DCP Midstream Partners, LP	1,348,960	46,714,485
EnLink Midstream Partners, LP	3,510,721	61,507,832
MPLX LP	2,421,079	79,532,445
Noble Midstream Partners LP	418,670	13,426,747
Rice Midstream Partners LP	820,024	17,671,517
Rice Midstream Partners LP(3)	1,829,249	37,261,802
Western Gas Partners, LP	3,190,562	182,085,373
Williams Partners L.P.	1,821,628	66,489,422
		551,470,049
Refined Product Pipelines — 33.0%(1)
United States — 33.0%(1)
Buckeye Partners, L.P.	2,532,174	162,920,075
Holly Energy Partners, L.P.	850,411	27,434,259
Magellan Midstream Partners, L.P.	2,849,822	197,350,173
Phillips 66 Partners LP	946,859	42,731,747
Valero Energy Partners LP	888,135	35,898,417
		466,334,671
Total Master Limited Partnerships
(Cost $2,018,216,128)		2,526,558,715

Preferred Stock — 2.7%(1)

Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp., 9.500%(3)(4)	21,758	22,478,411
Oil and Gas Production — 1.1%(1)
United States — 1.1%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	16,155,864
Total Preferred Stock
(Cost $35,370,144)		38,634,275

Warrants — 1.1%(1)

Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(4)(5)	305,483	10,511,670
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(4)(5)	147,302	4,150,971
Total Warrants
(Cost $3,145,348)		14,662,641

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(6) (Cost $366,453)	366,453	366,453

Total Investments — 182.7%(1)
(Cost $2,057,098,073)		2,580,222,084
Interest Rate Swap Contracts — (0.0)%(1)
$15,000,000 notional — net unrealized depreciation(7)		(365,051)
Other Assets and Liabilities — 0.1%(1)		958,597
Deferred Tax Liability — (32.0)%(1)		(451,741,282)
Credit Facility Borrowings — (7.8)%(1)		(109,300,000)
Senior Notes — (31.3)%(1)		(442,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.7)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,412,274,348

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $365,051.
(3)	Restricted securities have a total fair value of $74,402,854, which represents 5.3% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Non-income producing security.
(6)	Rate indicated is the current yield as of November 30, 2016.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments
November 30, 2016

	Shares	Fair Value
Master Limited Partnerships — 163.8%(1)

Crude Oil Pipelines — 40.8%(1)
United States — 40.8%(1)
Enbridge Energy Partners, L.P.	2,954,562	$72,977,681
Genesis Energy L.P.	1,197,143	41,828,176
Plains All American Pipeline, L.P.	3,821,796	125,928,178
Shell Midstream Partners, L.P.	600,405	16,559,170
Sunoco Logistics Partners L.P.	2,671,434	63,286,272
Tesoro Logistics LP	1,026,024	48,356,511
		368,935,988
Natural Gas/Natural Gas Liquids Pipelines — 60.6%(1)
United States — 60.6%(1)
Dominion Midstream Partners, LP	1,202,231	30,777,114
Energy Transfer Partners, L.P.	3,522,616	123,714,274
Enterprise Products Partners L.P.	4,502,106	116,739,609
EQT Midstream Partners, LP	911,273	66,732,522
ONEOK Partners, L.P.	2,621,417	109,575,231
Spectra Energy Partners, LP	1,481,121	62,932,831
Tallgrass Energy Partners, LP	819,012	38,362,522
		548,834,103
Natural Gas Gathering/Processing — 44.2%(1)
United States — 44.2%(1)
Antero Midstream Partners LP	725,846	20,447,082
DCP Midstream Partners, LP	1,740,466	60,272,338
EnLink Midstream Partners, LP	3,067,916	53,749,888
MPLX LP	1,538,726	50,547,149
Noble Midstream Partners LP	245,420	7,870,619
Rice Midstream Partners LP	513,608	11,068,252
Rice Midstream Partners LP(2)	1,075,330	21,904,472
Western Gas Equity Partners, LP	1,744	74,887
Western Gas Partners, LP	1,807,214	103,137,703
Williams Partners L.P.	1,933,677	70,579,211
		399,651,601
Refined Product Pipelines — 18.2%(1)
United States — 18.2%(1)
Buckeye Partners, L.P.	1,039,397	66,874,803
Holly Energy Partners, L.P.	497,961	16,064,222
Magellan Midstream Partners, L.P.	869,301	60,199,094
Phillips 66 Partners LP	310,784	14,025,682
Valero Energy Partners LP	187,891	7,594,554
		164,758,355
Total Master Limited Partnerships
(Cost $1,323,540,252)		1,482,180,047

Preferred Stock — 2.3%(1)

Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	12,657,666
Oil and Gas Production — 0.9%(1)
United States — 0.9%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	8,205,435
Total Preferred Stock
(Cost $18,946,546)		20,863,101

Warrants — 0.9%(1)

Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(2)(3)(4)	172,018	5,919,140
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(2)(3)(4)	82,946	2,337,418
Total Warrants
(Cost $1,771,155)		8,256,558

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(5) (Cost $357,488)	357,488	357,488
Total Investments — 167.1%(1)
(Cost $1,344,615,441)		1,511,657,194
Other Assets and Liabilities — (0.5)%(1)		(4,583,079)
Deferred Tax Liability — (17.8)%(1)		(161,408,048)
Credit Facility Borrowings — (5.2)%(1)		(46,800,000)
Senior Notes — (31.4)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (12.2)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$904,866,067

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $42,818,696, which represents 4.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(4)	Non-income producing security.
(5)	Rate indicated is the current yield as of November 30, 2016.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

TTP Schedule of Investments
November 30, 2016

	Shares	Fair Value
Common Stock — 86.3%(1)

Crude Oil Pipelines — 22.4%(1)
Canada — 6.6%(1)
Inter Pipeline Ltd.	502,133	$10,208,630
Pembina Pipeline Corporation	177,160	5,205,468
United States — 15.8%(1)
Plains GP Holdings, L.P.	773,271	27,188,196
SemGroup Corporation	273,746	9,868,543
		52,470,837
Natural Gas Gathering/Processing — 10.1%(1)
United States — 10.1%(1)
EnLink Midstream, LLC	530,288	9,704,270
Targa Resources Corp.	263,723	14,053,799
		23,758,069
Natural Gas/Natural Gas Liquids Pipelines — 36.1%(1)
Canada — 10.1%(1)
Keyera Corp.	58,564	1,683,284
TransCanada Corporation	490,727	21,999,291
United States — 26.0%(1)
ONEOK, Inc.	490,833	26,961,457
Spectra Energy Corp	651,875	26,694,281
Tallgrass Energy GP, LP	297,750	7,205,550
		84,543,863
Oil and Gas Production — 13.8%(1)
United States — 13.8%(1)
Anadarko Petroleum Corporation(2)	29,700	2,053,755
Antero Resources Corporation(2)(3)	36,400	891,436
Cabot Oil & Gas Corporation(2)	115,900	2,563,708
Carrizo Oil & Gas, Inc.(2)(3)	17,900	757,886
Cimarex Energy Co.(2)	16,400	2,261,232
Concho Resources Inc.(2)(3)	24,400	3,489,688
Continental Resources, Inc.(2)(3)	21,000	1,218,210
Diamondback Energy, Inc.(2)(3)	9,900	1,067,715
EOG Resources, Inc.(2)	53,000	5,433,560
EQT Corporation(2)	8,300	581,664
Gulfport Energy Corporation(2)(3)	30,200	775,838
Hess Corporation(2)	9,700	542,812
Laredo Petroleum, Inc.(2)(3)	53,500	855,465
Newfield Exploration Company(2)(3)	31,500	1,424,430
Noble Energy, Inc.(2)	40,700	1,553,112
Occidental Petroleum Corporation(2)	7,200	513,792
PDC Energy, Inc.(2)(3)	2,946	219,330
Pioneer Natural Resources Company(2)	21,100	4,030,944
Range Resources Corporation(2)	31,800	1,118,724
RSP Permian, Inc.(2)(3)	24,200	1,080,530
		32,433,831
Refined Product Pipelines — 3.9%(1)
United States — 3.9%(1)
VTTI Energy Partners LP	509,553	9,095,521
Total Common Stock
(Cost $201,630,803)		202,302,121

Master Limited Partnerships
and Related Companies — 39.0%(1)

Crude Oil Pipelines — 14.8%(1)
United States — 14.8%(1)
Enbridge Energy Management, L.L.C.(4)	778,554	19,448,285
Genesis Energy L.P.	76,499	2,672,875
Plains All American Pipeline, L.P.	166,915	5,499,849
Shell Midstream Partners, L.P.	34,207	943,429
Sunoco Logistics Partners L.P.	161,024	3,814,659
Tesoro Logistics LP	50,022	2,357,537
		34,736,634
Natural Gas/Natural Gas Liquids Pipelines — 7.6%(1)
United States — 7.6%(1)
Energy Transfer Partners, L.P.	290,907	10,216,654
Enterprise Products Partners L.P.	174,456	4,523,644
EQT Midstream Partners, LP	29,680	2,173,466
Tallgrass Energy Partners, LP	20,140	943,358
		17,857,122
Natural Gas Gathering/Processing — 10.7%(1)
United States — 10.7%(1)
DCP Midstream Partners, LP	58,115	2,012,522
EnLink Midstream Partners, LP	60,432	1,058,769
MPLX LP	202,906	6,665,462
Noble Midstream Partners LP	24,185	775,613
Rice Midstream Partners LP	42,736	920,961
Rice Midstream Partners LP(5)	139,636	2,844,385
Western Gas Partners, LP	35,547	2,028,667
Williams Partners L.P.	241,855	8,827,708
		25,134,087
Refined Product Pipelines — 5.9%(1)
United States — 5.9%(1)
Buckeye Partners, L.P.	82,172	5,286,947
Holly Energy Partners, L.P.	96,994	3,129,026
Magellan Midstream Partners, L.P.	35,211	2,438,362
Phillips 66 Partners LP	36,049	1,626,891
Valero Energy Partners LP	31,129	1,258,234
		13,739,460
Total Master Limited Partnerships
and Related Companies (Cost $87,027,042)		91,467,303

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (continued)
November 30, 2016

	Shares	Fair Value
Preferred Stock — 3.3%(1)

Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	$2,177,797
Oil and Gas Production — 2.4%(1)
United States — 2.4%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,624,635
Hess Corporation,
8.000%, 02/01/2019	60,000	4,024,200
		5,648,835
Total Preferred Stock
(Cost $7,007,140)		7,826,632

Warrants — 0.6%(1)

Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(5)(6)	29,596	1,018,398
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(5)(6)	14,271	402,157
Total Warrants
(Cost $304,733)		1,420,555

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(7) (Cost $315,641)	315,641	315,641
Total Investments — 129.3%(1)
(Cost $296,285,359)		303,332,252
Total Value of Options Written
(Premiums received $462,996) — (0.6)%(1)		(1,458,357)
Other Assets and Liabilities — (0.3)%(1)		(734,813)
Credit Facility Borrowings — (7.1)%(1)		(16,600,000)
Senior Notes — (14.5)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (6.8)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$234,539,082

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have a total fair value of $6,442,737, which represents 2.7% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of November 30, 2016.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

TTP Schedule of Options Written
November 30, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	December 2016	$66.00	297	$(127,710)
Antero Resources Corporation	December 2016	26.25	364	(8,772)
Cabot Oil & Gas Corporation	December 2016	23.00	1,159	(52,155)
Carrizo Oil & Gas, Inc.	December 2016	39.50	179	(65,783)
Cimarex Energy Co.	December 2016	135.00	164	(103,320)
Concho Resources Inc.	December 2016	142.50	244	(116,844)
Continental Resources, Inc.	December 2016	48.00	210	(215,040)
Diamondback Energy, Inc.	December 2016	105.00	99	(55,440)
EOG Resources, Inc.	December 2016	102.00	530	(146,280)
EQT Corporation	December 2016	72.50	83	(8,029)
Gulfport Energy Corporation	December 2016	27.00	302	(14,975)
Hess Corporation	December 2016	50.00	97	(64,020)
Laredo Petroleum, Inc.	December 2016	15.25	535	(65,503)
Newfield Exploration Company	December 2016	42.00	315	(113,400)
Noble Energy, Inc.	December 2016	37.50	407	(65,934)
Occidental Petroleum Corporation	December 2016	70.00	72	(15,696)
PDC Energy, Inc.	December 2016	71.00	29	(13,831)
Pioneer Natural Resources Company	December 2016	190.00	211	(124,068)
Range Resources Corporation	December 2016	37.00	318	(26,076)
RSP Permian, Inc.	December 2016	43.50	242	(55,481)

Total Value of Call Options Written
(Premiums received $462,996)				$(1,458,357)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments
November 30, 2016

	Shares	Fair Value
Common Stock — 96.8%(1)

Crude Oil Pipelines — 0.0%(1)
United States — 0.0%(1)
SemGroup Corporation	344	$12,401
Oil and Gas Production — 96.8%(1)
The Netherlands — 2.4%(1)
Royal Dutch Shell plc (ADR)	114,500	5,850,950
United Kingdom — 2.4%(1)
BP p.l.c. (ADR)	165,500	5,794,155
United States — 92.0%(1)
Anadarko Petroleum Corporation(2)	265,400	18,352,410
Antero Resources Corporation(2)(3)	146,610	3,590,479
Cabot Oil & Gas Corporation(2)	226,700	5,014,604
Carrizo Oil & Gas, Inc.(2)(3)	201,800	8,544,212
Cimarex Energy Co.(2)	76,000	10,478,880
Concho Resources Inc.(2)(3)	98,443	14,079,318
Continental Resources, Inc.(2)(3)	157,600	9,142,376
Devon Energy Corporation(2)	258,534	12,494,948
Diamondback Energy, Inc.(2)(3)	66,500	7,172,025
EOG Resources, Inc.(2)	335,400	34,385,208
EQT Corporation(2)	210,085	14,722,757
Gulfport Energy Corporation(2)(3)	89,300	2,294,117
Laredo Petroleum, Inc.(3)	40	639
Newfield Exploration Company(2)(3)	202,588	9,161,029
Parsley Energy, Inc.(2)(3)	247,600	9,445,940
PDC Energy, Inc.(2)(3)	70,000	5,211,500
Pioneer Natural Resources Company(2)	163,015	31,142,386
Range Resources Corporation(2)	199,987	7,035,543
Rice Energy Inc.(2)(3)	270,700	6,591,545
RSP Permian, Inc.(2)(3)	245,300	10,952,645
SM Energy Company(2)	167,700	6,684,522
Whiting Petroleum Corporation(3)	27	330
		238,142,518
Total Common Stock
(Cost $237,331,008)		238,154,919

Master Limited Partnerships
and Related Companies — 30.8%(1)

Crude Oil Pipelines — 10.7%(1)
United States — 10.7%(1)
Enbridge Energy Management, L.L.C.(4)	513,537	12,828,145
Plains All American Pipeline, L.P.	204,532	6,739,329
Shell Midstream Partners, L.P.	51,895	1,431,264
Sunoco Logistics Partners L.P.	112,782	2,671,806
Tesoro Logistics LP	57,607	2,715,018
		26,385,562
Natural Gas/Natural Gas Liquids Pipelines — 6.2%(1)
United States — 6.2%(1)
Energy Transfer Partners, L.P.	152,945	5,371,428
Enterprise Products Partners L.P.	205,200	5,320,836
EQT GP Holdings, LP	8,439	208,443
EQT Midstream Partners, LP	24,303	1,779,709
Spectra Energy Partners, LP	34,627	1,471,301
Tallgrass Energy Partners, LP	20,140	943,358
		15,095,075
Natural Gas Gathering/Processing — 8.2%(1)
United States — 8.2%(1)
Antero Midstream Partners LP	75,672	2,131,680
DCP Midstream Partners, LP	155,345	5,379,597
EnLink Midstream Partners, LP	86,700	1,518,984
MPLX LP	121,726	3,998,699
Noble Midstream Partners LP	25,215	808,645
Rice Midstream Partners LP	40,357	869,693
Rice Midstream Partners LP(5)	140,671	2,865,468
Western Gas Partners, LP	17,480	997,584
Williams Partners L.P.	42,688	1,558,112
		20,128,462
Refined Product Pipelines — 5.7%(1)
United States — 5.7%(1)
Buckeye Partners, L.P.	49,673	3,195,961
Holly Energy Partners, L.P.	100,261	3,234,420
Magellan Midstream Partners, L.P.	59,985	4,153,961
Phillips 66 Partners LP	53,277	2,404,391
Valero Energy Partners LP	26,106	1,055,205
		14,043,938
Total Master Limited Partnerships
and Related Companies (Cost $69,952,289)		75,653,037

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

NDP Schedule of Investments (continued)
November 30, 2016

	Shares	Fair Value
Preferred Stock — 1.4%(1)

Natural Gas Gathering/Processing — 0.8%(1)
United States — 0.8%(1)
Targa Resources Corp., 9.500%(5)(6)	1,997	$2,063,121
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,517,697
Total Preferred Stock
(Cost $3,284,383)		3,580,818

Warrants — 0.5%(1)

Natural Gas Gathering/Processing — 0.5%(1)
United States — 0.5%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(5)(6)	28,038	964,788
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(5)(6)	13,520	380,994
Total Warrants
(Cost $288,687)		1,345,782

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(7) (Cost $276,705)	276,705	276,705
Total Investments — 129.6%(1)
(Cost $311,133,072)		319,011,261
Total Value of Options Written
(Premiums received $2,153,562) — (3.4)%(1)		(8,314,401)
Other Assets and Liabilities — (0.3)%(1)		(808,848)
Credit Facility Borrowings — (25.9)%(1)		(63,800,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$246,088,012

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have a total fair value of $6,274,371 which represents 2.5% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of November 30, 2016.

ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

NDP Schedule of Options Written
November 30, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	December 2016	$67.50	2,654	$(849,280)
Antero Resources Corporation	December 2016	27.50	1,466	(16,904)
Cabot Oil & Gas Corporation	December 2016	24.00	2,267	(34,005)
Carrizo Oil & Gas, Inc.	December 2016	40.00	2,018	(615,490)
Cimarex Energy Co.	December 2016	140.00	760	(224,200)
Concho Resources Inc.	December 2016	138.50	984	(722,055)
Continental Resources, Inc.	December 2016	50.00	1,576	(1,347,480)
Devon Energy Corporation	December 2016	48.00	2,585	(517,000)
Diamondback Energy, Inc.	December 2016	107.00	665	(257,069)
EOG Resources, Inc.	December 2016	102.00	3,354	(925,704)
EQT Corporation	December 2016	74.00	2,100	(137,170)
Gulfport Energy Corporation	December 2016	28.00	893	(24,841)
Newfield Exploration Company	December 2016	43.00	2,025	(587,250)
Parsley Energy, Inc.	December 2016	38.50	2,476	(282,365)
PDC Energy, Inc.	December 2016	72.50	700	(261,689)
Pioneer Natural Resources Company	December 2016	200.00	1,630	(383,050)
Range Resources Corporation	December 2016	38.00	1,999	(129,935)
Rice Energy Inc.	December 2016	26.00	2,707	(203,025)
RSP Permian, Inc.	December 2016	45.00	2,453	(367,950)
SM Energy Company	December 2016	39.00	1,677	(427,939)

Total Value of Call Options Written
(Premiums received $2,153,562)				$(8,314,401)

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

TPZ Schedule of Investments
November 30, 2016

	Principal
	Amount	Fair Value
Corporate Bonds — 64.3%(1)

Crude Oil Pipelines — 6.1%(1)
Canada — 2.8%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,668,750
United States — 3.3%(1)
SemGroup Corp., 7.500%,
06/15/2021	5,450,000	5,559,000
		10,227,750
Local Distribution Companies — 1.3%(1)
United States — 1.3%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018	2,000,000	2,121,968
Natural Gas/Natural Gas Liquids Pipelines — 22.2%(1)
Canada — 4.2%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	7,019,040
United States — 18.0%(1)
Cheniere Corp.,
7.000%, 06/30/2024(2)	4,000,000	4,260,000
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,028,102
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,608,199
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,468,520
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,075,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,398,750
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,263,760
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,160,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,500,000	1,545,470
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,015,000
		36,841,841
Natural Gas Gathering/Processing — 7.8%(1)
United States — 7.8%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	3,900,000
DCP Midstream LLC,
9.750%, 03/15/2019(2)	3,000,000	3,345,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,712,500
		12,957,500
Oil and Gas Production — 6.3%(1)
United States — 6.3%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,070,000
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,253,414
Newfield Exploration Co.,
5.625%, 07/01/2024	2,000,000	2,062,500
PDC Energy Company,
6.125%, 09/15/2024(2)	2,000,000	2,050,000
Range Resources Corporation,
5.000%, 03/15/2023(2)	1,000,000	960,000
SM Energy Company,
6.125%, 11/15/2022	1,000,000	1,002,500
		10,398,414
Power/Utility — 18.8%(1)
United States — 18.8%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	3,890,000
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,002,690
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,100,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,362,307
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,243,080
NRG Energy, Inc.,
6.250%, 07/15/2022	5,000,000	5,012,500
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,481,250
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,135,818
Wisconsin Energy Group, Inc.,
6.250%, 05/15/2067	3,450,000	3,001,500
		31,229,145
Refined Product Pipelines — 1.8%(1)
United States — 1.8%(1)
HollyFrontier Corporation,
5.875%, 04/01/2016	3,000,000	3,006,168
Total Corporate Bonds
(Cost $104,188,731)		106,782,786

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

TPZ Schedule of Investments (continued)
November 30, 2016

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 38.0%(1)

Crude Oil Pipelines — 13.9%(1)
United States — 13.9%(1)
Enbridge Energy Management, L.L.C.(3)	452,381	$11,300,474
Genesis Energy, L.P.	54,067	1,889,101
NuStar Energy L.P.	2,015	96,196
Plains All American Pipeline, L.P.	125,439	4,133,215
Shell Midstream Partners, L.P.	29,307	808,287
Sunoco Logistics Partners L.P.	140,506	3,328,587
Tesoro Logistics LP	34,009	1,602,844
		23,158,704
Natural Gas/Natural Gas Liquids Pipelines — 9.9%(1)
United States — 9.9%(1)
Energy Transfer Partners, L.P.	226,887	7,968,272
Enterprise Products Partners L.P.	145,712	3,778,312
EQT Midstream Partners, LP	4,770	349,307
ONEOK Partners, L.P.	95,566	3,994,659
Spectra Energy Partners, LP	8,708	370,003
		16,460,553
Natural Gas Gathering/Processing — 8.7%(1)
United States — 8.7%(1)
DCP Midstream Partners, LP	52,040	1,802,145
EnLink Midstream Partners, LP	22,400	392,448
MPLX LP	115,258	3,786,225
Noble Midstream Partners LP	17,176	550,834
Rice Midstream Partners LP	28,091	605,361
Rice Midstream Partners LP(2)	99,157	2,019,828
Western Gas Partners, LP	18,799	1,072,859
Williams Partners L.P.	116,067	4,236,446
		14,466,146
Refined Product Pipelines — 5.5%(1)
United States — 5.5%(1)
Buckeye Partners, L.P.	39,679	2,552,947
Holly Energy Partners, L.P.	70,096	2,261,297
Magellan Midstream Partners, L.P.	34,561	2,393,349
Phillips 66 Partners LP	24,755	1,117,193
Valero Energy Partners LP	19,193	775,781
		9,100,567
Total Master Limited Partnerships
and Related Companies (Cost $44,332,225)		63,185,970

Common Stock — 22.4%(1)

Crude Oil Pipelines — 8.1%(1)
United States — 8.1%(1)
Plains GP Holdings, L.P.(4)	308,071	10,831,773
SemGroup Corporation	71,922	2,592,788
		13,424,561
Natural Gas/Natural Gas Liquids Pipelines — 9.2%(1)
United States — 9.2%(1)
ONEOK, Inc.	126,747	6,962,213
Spectra Energy Corp	123,221	5,045,900
Tallgrass Energy GP, LP	133,814	3,238,299
		15,246,412
Natural Gas Gathering/Processing — 4.6%(1)
United States — 4.6%(1)
EnLink Midstream LLC	125,234	2,291,782
Targa Resources Corp.	101,103	5,387,779
		7,679,561
Refined Product Pipelines — 0.5%(1)
United States — 0.5%(1)
VTTI Energy Partners LP	50,626	903,674
Total Common Stock
(Cost $29,597,237)		37,254,208

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

TPZ Schedule of Investments (continued)
November 30, 2016

	Shares	Fair Value
Preferred Stock — 4.2%(1)

Natural Gas Gathering/Processing — 1.0%(1)
United States — 1.0%(1)
Targa Resources Corp.,
9.500%(2)(5)	1,685	$1,740,791
Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
United States — 1.4%(1)
Kinder Morgan, Inc.,
9.750%, 10/26/2018	44,949	2,209,693
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	1,003,572
Power/Utility — 1.2%(1)
United States — 1.2%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,019,600
Total Preferred Stock
(Cost $6,000,057)		6,973,656

Warrants — 0.7%(1)

Natural Gas Gathering/Processing — 0.7%(1)
United States — 0.7%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(2)(5)(6)	23,657	814,038
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(2)(5)(6)	11,407	321,449
Total Warrants
(Cost $243,584)		1,135,487

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.29%(7) (Cost $141,155)	141,155	141,155

Total Investments — 129.7%(1)
(Cost $184,502,989)		215,473,262

Interest Rate Swap Contracts — (0.1)%(1)
$23,500,000 notional — net unrealized depreciation(8)		(153,308)
Other Assets and Liabilities — 0.8%(1)		1,352,976
Credit Facility Borrowings — (30.4)%(1)		(50,600,000)

Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$166,072,930

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $42,088,912, which represents 25.3% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $153,308.
(5)	Securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Non-income producing security.
(7)	Rate indicated is the current yield as of November 30, 2016.
(8)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities
November 30, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$2,580,222,084	$1,511,657,194
Receivable for Adviser fee waiver	22,891	—
Dividends, distributions and interest receivable from investments	718,600	384,315
Current tax asset	9,470,072	830,709
Prepaid expenses and other assets	3,288,172	1,481,644
Total assets	2,593,721,819	1,514,353,862
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	4,086,451	2,403,571
Accrued directors’ fees and expenses	12,147	11,066
Distribution payable to common stockholders	—	1,608,998
Accrued expenses and other liabilities	8,442,540	3,256,112
Unrealized depreciation of interest rate swap contracts	365,051	—
Deferred tax liability	451,741,282	161,408,048
Credit facility borrowings	109,300,000	46,800,000
Senior notes	442,500,000	284,000,000
Mandatory redeemable preferred stock	165,000,000	110,000,000
Total liabilities	1,181,447,471	609,487,795
Net assets applicable to common stockholders	$1,412,274,348	$904,866,067
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$48,980	$47,081
Additional paid-in capital	970,617,966	640,289,329
Undistributed (accumulated) net investment income (loss), net of income taxes	(207,215,750)	(117,622,102)
Undistributed (accumulated) net realized gain (loss), net of income taxes	866,468,666	274,244,410
Net unrealized appreciation (depreciation), net of income taxes	(217,645,514)	107,907,349
Net assets applicable to common stockholders	$1,412,274,348	$904,866,067
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	48,980,215	47,080,789
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$28.83	$19.22

(1) Investments at cost	$2,057,098,073	$1,344,615,441
(2) Call options written, premiums received	$—	$—

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$303,332,252	$319,011,261	$215,473,262
24,584	50,084	—
441,849	269,160	1,932,617
—	—	—
190,625	12,772	8,775
303,989,310	319,343,277	217,414,654

1,458,357	8,314,401	—
540,850	550,923	339,671
10,757	10,473	10,871
224,151	317,462	—
616,113	262,006	237,874
—	—	153,308
—	—	—
16,600,000	63,800,000	50,600,000
34,000,000	—	—
16,000,000	—	—
69,450,228	73,255,265	51,341,724
$234,539,082	$246,088,012	$166,072,930

$10,016	$14,516	$6,951
234,975,148	291,115,232	129,482,470
1,926,853	(182,319)	6,607,440
(8,424,918)	(46,576,766)	(840,955)
6,051,983	1,717,349	30,817,024
$234,539,082	$246,088,012	$166,072,930

100,000,000	100,000,000	100,000,000
10,016,413	14,516,071	6,951,333

$23.42	$16.95	$23.89

$296,285,359	$311,133,072	$184,502,989
$462,996	$2,153,562	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations
Year Ended November 30, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$178,623,160	$106,803,586
Dividends and distributions from common stock	709,277	830,323
Dividends and distributions from preferred stock	2,942,872	1,575,815
Less return of capital on distributions	(178,682,940)	(108,859,567)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	3,592,369	350,157
Interest from corporate bonds	—	—
Dividends from money market mutual funds	2,672	848
Total Investment Income	3,595,041	351,005
Operating Expenses
Advisory fees	23,421,107	13,454,343
Administrator fees	498,532	441,125
Professional fees	368,523	242,426
Directors’ fees	253,501	185,001
Stockholder communication expenses	210,691	144,658
Custodian fees and expenses	110,549	63,463
Fund accounting fees	90,120	77,319
Registration fees	68,770	46,732
Stock transfer agent fees	26,822	11,799
Franchise fees, net of refund	(199,809)	16,305
Other operating expenses	187,846	102,182
Total Operating Expenses	25,036,652	14,785,353
Leverage Expenses
Interest expense	17,792,587	11,162,446
Distributions to mandatory redeemable preferred stockholders	8,124,385	4,676,664
Amortization of debt issuance costs	2,872,343	398,455
Premium on redemption of senior notes	900,000	450,000
Premium on redemption of mandatory redeemable preferred stock	800,000	—
Other leverage expenses	292,973	100,350
Total Leverage Expenses	30,782,288	16,787,915
Total Expenses	55,818,940	31,573,268
Less fees waived by Adviser	(100,067)	(55,998)
Net Expenses	55,718,873	31,517,270
Net Investment Income (Loss), before Income Taxes	(52,123,832)	(31,166,265)
Deferred tax benefit	14,098,723	9,451,508
Net Investment Income (Loss)	(38,025,109)	(21,714,757)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	180,456,255	77,017,271
Net realized gain on options	—	—
Net realized loss on interest rate swap settlements	(306,002)	—
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	180,150,253	77,017,271
Current tax expense	(57,075,786)	(1,891,670)
Deferred tax expense	(5,325,881)	(25,818,494)
Income tax expense	(62,401,667)	(27,710,164)
Net realized gain (loss)	117,748,586	49,307,107
Net unrealized appreciation of investments	40,438,813	123,087,616
Net unrealized depreciation of options	—	—
Net unrealized appreciation of interest rate swap contracts	198,517	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized appreciation, before income taxes	40,637,330	123,087,616
Deferred tax expense	(14,076,234)	(44,285,886)
Net unrealized appreciation	26,561,096	78,801,730
Net Realized and Unrealized Gain	144,309,682	128,108,837
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$106,284,573	$106,394,080

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$4,969,942	$3,827,178	$3,908,253
9,702,290	2,133,724	2,225,825
290,532	273,283	422,023
(8,660,531)	(3,801,046)	(4,900,513)
(287,913)	(105,580)	—
6,014,320	2,327,559	1,655,588
—	—	6,378,062
868	1,053	774
6,015,188	2,328,612	8,034,424

2,846,232	3,005,858	1,864,278
103,599	109,404	78,596
154,584	228,907	218,370
84,300	84,701	67,999
73,524	56,170	95,583
18,476	13,348	9,244
44,957	47,417	28,874
24,553	24,591	24,566
13,425	11,825	15,101
—	—	—
44,990	44,721	27,665
3,408,640	3,626,942	2,430,276

1,476,808	782,518	643,393
686,401	—	—
93,971	—	—
100,000	—	—
—	—	—
16,683	—	—
2,373,863	782,518	643,393
5,782,503	4,409,460	3,073,669
(139,486)	(273,261)	—
5,643,017	4,136,199	3,073,669
372,171	(1,807,587)	4,960,755
—	—	—
372,171	(1,807,587)	4,960,755

3,492,108	(27,321,138)	7,176,087
1,830,788	7,002,946	—
—	—	(277,797)

(3,732)	(5,010)	—
5,319,164	(20,323,202)	6,898,290
—	—	—
—	—	—
—	—	—
5,319,164	(20,323,202)	6,898,290
48,832,009	74,838,222	17,134,427
(1,101,540)	(6,627,411)	—
—	—	204,455
1,237	1,555	—
47,731,706	68,212,366	17,338,882
—	—	—
47,731,706	68,212,366	17,338,882
53,050,870	47,889,164	24,237,172

$53,423,041	$46,081,577	$29,197,927

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$(38,025,109)	$(29,663,135)	$(21,714,757)	$(14,930,010)
Net realized gain (loss)	117,748,586	239,505,914	49,307,107	74,333,232
Net unrealized appreciation (depreciation)	26,561,096	(1,048,807,031)	78,801,730	(505,485,793)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	106,284,573	(838,964,252)	106,394,080	(446,082,571)
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(127,370,405)	(124,362,971)	(79,464,402)	(79,430,357)
Total distributions to common stockholders	(127,370,405)	(124,362,971)	(79,464,402)	(79,430,357)
Capital Stock Transactions
Proceeds from issuance of common shares
through shelf offerings	24,678,844	—	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(412,770)	(7,291)	(46,340)	(4,308)
Issuance of common shares from reinvestment
of distributions to stockholders	3,361,039	—	1,573,688	—
Net increase (decrease) in net assets applicable
to common stockholders from capital
stock transactions	27,627,113	(7,291)	1,527,348	(4,308)
Total increase (decrease) in net assets applicable
to common stockholders	6,541,281	(963,334,514)	28,457,026	(525,517,236)
Net Assets
Beginning of year	1,405,733,067	2,369,067,581	876,409,041	1,401,926,277
End of year	$1,412,274,348	$1,405,733,067	$904,866,067	$876,409,041
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of year	$(207,215,750)	$(169,190,641)	$(117,622,102)	$(95,907,345)
Transactions in common shares
Shares outstanding at beginning of year	48,016,591	48,016,591	47,000,211	47,000,211
Shares issued through shelf offerings	849,006	—	—	—
Shares issued through reinvestment of
distributions	114,618	—	80,578	—
Shares outstanding at end of year	48,980,215	48,016,591	47,080,789	47,000,211

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
2016	2015	2016	2015	2016	2015

$372,171	$2,163,077	$(1,807,587)	$(1,385,242)	$4,960,755	$6,122,553
5,319,164	15,446,400	(20,323,202)	(23,896,492)	6,898,290	5,399,578
47,731,706	(151,609,618)	68,212,366	(54,363,201)	17,338,882	(60,109,113)

53,423,041	(134,000,141)	46,081,577	(79,644,935)	29,197,927	(48,586,982)

(3,810,236)	(3,400,129)	—	(7,821)	(8,977,396)	(6,309,193)
(12,516,517)	(16,131,876)	—	—	(1,710,279)	(13,588,998)
—	—	(25,403,124)	(25,395,303)	—	—
(16,326,753)	(19,532,005)	(25,403,124)	(25,403,124)	(10,687,675)	(19,898,191)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

37,096,288	(153,532,146)	20,678,453	(105,048,059)	18,510,252	(68,485,173)

197,442,794	350,974,940	225,409,559	330,457,618	147,562,678	216,047,851
$234,539,082	$197,442,794	$246,088,012	$225,409,559	$166,072,930	$147,562,678

$1,926,853	$6,326,031	$(182,319)	$2,309,980	$6,607,440	$4,883,298

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—

—	—	—	—	—	—
10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	35

Statements of Cash Flows
Year Ended November 30, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$181,927,645	$109,013,298
Purchases of long-term investments	(616,752,041)	(512,960,213)
Proceeds from sales of long-term investments	866,562,689	575,260,455
Purchases of short-term investments, net	(242,479)	(293,566)
Call options written, net	—	—
Payments on interest rate swap contracts, net	(306,002)	—
Interest received on securities sold, net	—	—
Interest expense paid	(17,982,242)	(11,381,135)
Distributions to mandatory redeemable preferred stockholders	(8,580,655)	(4,447,174)
Other leverage expenses paid	(230,212)	(25,500)
Income taxes paid	(88,011,514)	(2,921,143)
Premium on redemption of senior notes	(900,000)	(450,000)
Premium on redemption of mandatory redeemable preferred stock	(800,000)	—
Operating expenses paid	(25,772,646)	(14,740,020)
Net cash provided by operating activities	288,912,543	137,055,002
Cash Flows From Financing Activities
Advances (repayments) on credit facilities, net	43,300,000	(16,000,000)
Issuance of mandatory redeemable preferred stock	—	45,000,000
Maturity and redemption of mandatory redeemable preferred stock	(130,000,000)	(25,000,000)
Issuance of senior notes	—	30,000,000
Maturity and redemption of senior notes	(102,500,000)	(94,000,000)
Debt issuance costs	(3,096)	(726,947)
Issuance of common stock	24,678,844	—
Common stock issuance costs	(378,937)	(46,340)
Distributions paid to common stockholders	(124,009,354)	(76,281,715)
Net cash used in financing activities	(288,912,543)	(137,055,002)
Net change in cash	—	—
Cash — beginning of year	—	—
Cash — end of year	$—	$—

See accompanying Notes to Financial Statements.
36	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$14,792,731	$6,157,772	$13,522,186
(239,321,989)	(132,001,910)	(80,791,895)
264,809,419	145,892,789	80,483,152
(14,328)	(218,993)	(11,590)
1,765,896	7,255,917	—
—	—	(277,797)
—	—	11,333
(1,547,441)	(646,316)	(532,858)
(686,400)	—	—
(18,000)	—	—
—	—	—
(100,000)	—	—
—	—	—
(3,277,286)	(3,353,597)	(2,414,856)
36,402,602	23,085,662	9,987,675

(300,000)	2,000,000	700,000
—	—	—
—	—	—
—	—	—
(20,000,000)	—	—
—	—	—
—	—	—
—	—	—
(16,102,602)	(25,085,662)	(10,687,675)
(36,402,602)	(23,085,662)	(9,987,675)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	37

Statements of Cash Flows (continued)
Year Ended November 30, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$106,284,573	$106,394,080
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(616,752,041)	(512,960,213)
Proceeds from sales of long-term investments	866,386,256	575,166,753
Purchases of short-term investments, net	(242,479)	(293,566)
Call options written, net	—	—
Return of capital on distributions received	178,682,940	108,859,567
Deferred tax expense	5,303,392	60,652,872
Net unrealized appreciation	(40,637,330)	(123,087,616)
Amortization of market premium, net	—	—
Net realized (gain) loss	(180,456,255)	(77,017,271)
Amortization of debt issuance costs	2,872,343	398,455
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(350,336)	(197,274)
Increase in current tax asset	(9,470,072)	(830,709)
Decrease in receivable for investments sold	176,433	93,702
(Increase) decrease in prepaid expenses and other assets	(204,540)	11,825
Increase (decrease) in payable to Adviser, net of fees waived	(585,516)	30,669
Decrease in current tax liability	(21,465,656)	(198,764)
Increase (decrease) in accrued expenses and other liabilities	(629,169)	32,492
Total adjustments	182,627,970	30,660,922
Net cash provided by operating activities	$288,912,543	$137,055,002

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$3,361,039	$1,573,688

See accompanying Notes to Financial Statements.
38	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$53,423,041	$46,081,577	$29,197,927

(239,321,989)	(132,001,910)	(80,791,895)
264,809,419	145,882,673	80,483,152
(14,328)	(218,993)	(11,590)
1,765,896	7,255,917	—
8,660,531	3,801,046	4,900,513
—	—	—
(47,731,706)	(68,212,366)	(17,338,882)
—	—	432,910
(5,319,164)	20,323,202	(7,176,087)
93,971	—	—

117,012	28,114	165,672
—	—	—
—	10,116	—
(935)	(87)	(466)
(5,354)	3,653	11,124
—	—	—
(73,792)	132,720	115,297
(17,020,439)	(22,995,915)	(19,210,252)
$36,402,602	$23,085,662	$9,987,675

$—	$—	$—

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	39

TYG Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Common Share Data(1)
Net Asset Value, beginning of year	$29.28	$49.34	$43.36	$36.06	$33.37
Income (Loss) from Investment Operations
Net investment loss(2)	(0.78)	(0.62)	(0.66)	(0.73)	(0.64)
Net realized and unrealized gain (loss) on investments
and interest rate swap contracts(2)	2.94	(16.85)	9.01	10.27	5.51
Total income (loss) from investment operations	2.16	(17.47)	8.35	9.54	4.87
Distributions to Common Stockholders
Return of capital	(2.62)	(2.59)	(2.38)	(2.29)	(2.25)
Capital Stock Transactions
Premiums less underwriting discounts and offering
costs on issuance of common stock(3)	0.01	(0.00)	0.01	0.05	0.07
Net Asset Value, end of year	$28.83	$29.28	$49.34	$43.36	$36.06
Per common share market value, end of year	$30.63	$26.57	$46.10	$49.76	$39.17
Total investment return based on market value(4)	26.21%	(37.86)%	(2.54)%	33.77%	5.62%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$1,412,274	$1,405,733	$2,369,068	$1,245,761	$1,020,421
Average net assets (000’s)	$1,345,764	$1,974,038	$1,837,590	$1,167,339	$989,745
Ratio of Expenses to Average Net Assets
Advisory fees	1.74%	1.76%	1.65%	1.61%	1.60%
Other operating expenses	0.12	0.10	0.13	0.12	0.13
Total operating expenses, before fee waiver	1.86	1.86	1.78	1.73	1.73
Fee waiver(5)	(0.01)	—	(0.00)	(0.00)	(0.01)
Total operating expenses	1.85	1.86	1.78	1.73	1.72
Leverage expenses	2.29	1.75	1.38	1.59	1.67
Income tax expense (benefit)(6)	4.64	(24.50)	7.81	14.05	8.37
Total expenses	8.78%	(20.89)%	10.97%	17.37%	11.76%

See accompanying Notes to Financial Statements.
40	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Ratio of net investment loss to average net assets
before fee waiver	(2.83)%	(1.50)%	(1.33)%	(1.78)%	(1.82)%
Ratio of net investment loss to average net assets
after fee waiver	(2.82)%	(1.50)%	(1.33)%	(1.78)%	(1.81)%
Portfolio turnover rate	24.23%	12.94%	15.33%	13.40%	12.86%
Credit facility borrowings, end of year (000’s)	$109,300	$66,000	$162,800	$27,600	$63,400
Senior notes, end of year (000’s)	$442,500	$545,000	$544,400	$300,000	$194,975
Preferred stock, end of year (000’s)	$165,000	$295,000	$224,000	$80,000	$73,000
Per common share amount of senior notes outstanding,
end of year	$9.03	$11.35	$11.34	$10.44	$6.89
Per common share amount of net assets,
excluding senior notes, end of year	$37.86	$40.63	$60.68	$53.80	$42.95
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(7)	$3,858	$3,784	$4,667	$5,047	$5,232
Asset coverage ratio of senior notes and
credit facility borrowings(7)	386%	378%	467%	505%	523%
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(8)	$30	$26	$35	$41	$41
Asset coverage ratio of preferred stock(8)	297%	255%	354%	406%	408%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(5)	Less than 0.01% for the years ended November 30, 2014 and 2013.
(6)	For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	41

NTG Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Common Share Data(1)
Net Asset Value, beginning of year	$18.65	$29.83	$28.00	$24.50	$24.54
Income (Loss) from Investment Operations
Net investment loss(2)	(0.46)	(0.32)	(0.54)	(0.42)	(0.40)
Net realized and unrealized gain (loss) on investments(2)	2.72	(9.17)	4.06	5.59	2.02
Total income (loss) from investment operations	2.26	(9.49)	3.52	5.17	1.62
Distributions to Common Stockholders
Return of capital	(1.69)	(1.69)	(1.69)	(1.67)	(1.66)
Capital stock transactions
Premiums less underwriting discounts and offering
costs on issuance of common stock(3)	(0.00)	(0.00)	—	0.00	0.00
Net Asset Value, end of year	$19.22	$18.65	$29.83	$28.00	$24.50
Per common share market value, end of year	$18.90	$16.18	$27.97	$27.22	$24.91
Total investment return based on market value(4)	27.99%	(37.08)%	9.08%	16.27%	7.14%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$904,866	$876,409	$1,401,926	$1,315,866	$1,140,635
Average net assets (000’s)	$862,527	$1,174,085	$1,404,751	$1,274,638	$1,157,421
Ratio of Expenses to Average Net Assets
Advisory fees	1.56%	1.56%	1.48%	1.38%	1.34%
Other operating expenses	0.16	0.12	0.10	0.10	0.10
Total operating expenses, before fee waiver	1.72	1.68	1.58	1.48	1.44
Fee waiver	(0.01)	(0.09)	(0.16)	(0.23)	(0.28)
Total operating expenses	1.71	1.59	1.42	1.25	1.16
Leverage expenses	1.95	1.42	1.09	1.08	1.20
Income tax expense (benefit)(5)	7.25	(21.92)	7.04	11.09	3.86
Total expenses	10.91%	(18.91)%	9.55%	13.42%	6.22%

See accompanying Notes to Financial Statements.
42	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Ratio of net investment loss to average net assets
before fee waiver	(2.53)%	(1.36)%	(1.97)%	(1.76)%	(1.88)%
Ratio of net investment loss to average net assets
after fee waiver	(2.52)%	(1.27)%	(1.81)%	(1.53)%	(1.60)%
Portfolio turnover rate	35.47%	17.54%	18.09%	13.42%	15.14%
Credit facility borrowings, end of year (000’s)	$46,800	$62,800	$68,900	$27,200	$23,900
Senior notes, end of year (000’s)	$284,000	$348,000	$348,000	$255,000	$255,000
Preferred stock, end of year (000’s)	$110,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior notes outstanding,
end of year	$6.03	$7.40	$7.40	$5.43	$5.48
Per common share amount of net assets, excluding
senior notes, end of year	$25.25	$26.05	$37.23	$33.43	$29.98
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(6)	$4,068	$3,353	$4,579	$5,982	$5,412
Asset coverage ratio of senior notes and
credit facility borrowings(6)	407%	335%	458%	598%	541%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(7)	$76	$69	$94	$113	$102
Asset coverage ratio of preferred stock(7)	305%	275%	377%	454%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(5)	For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Common Share Data(1)
Net Asset Value, beginning of year	$19.71	$35.04	$30.33	$25.24	$24.42
Income (Loss) from Investment Operations
Net investment income(2)	0.04	0.22	0.08	0.10	0.12
Net realized and unrealized gain (loss)(2)	5.30	(13.60)	6.26	6.62	2.33
Total income (loss) from investment operations	5.34	(13.38)	6.34	6.72	2.45
Distributions to Common Stockholders
Net investment income	(0.38)	(0.34)	(0.02)	(0.57)	(0.24)
Net realized gain	(1.25)	(1.61)	(1.61)	(1.03)	(1.07)
Return of capital	—	—	—	(0.03)	(0.32)
Total distributions to common stockholders	(1.63)	(1.95)	(1.63)	(1.63)	(1.63)
Net Asset Value, end of year	$23.42	$19.71	$35.04	$30.33	$25.24
Per common share market value, end of year	$21.55	$17.47	$32.50	$28.11	$24.15
Total investment return based on market value(3)	34.89%	(41.19)%	21.68%	23.44%	3.18%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$234,539	$197,443	$350,975	$303,797	$252,508
Average net assets (000’s)	$192,888	$292,473	$357,486	$289,876	$253,815
Ratio of Expenses to Average Net Assets
Advisory fees	1.48%	1.44%	1.37%	1.42%	1.44%
Other operating expenses	0.29	0.22	0.18	0.19	0.21
Total operating expenses, before fee waiver.	1.77	1.66	1.55	1.61	1.65
Fee waiver	(0.07)	(0.14)	(0.19)	(0.26)	(0.33)
Total operating expenses	1.70	1.52	1.36	1.35	1.32
Leverage expenses	1.23	0.93	0.75	0.90	1.03
Total expenses	2.93%	2.45%	2.11%	2.25%	2.35%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Ratio of net investment income to average net assets
before fee waiver	0.12%	0.60%	0.02%	0.08%	0.16%
Ratio of net investment income to average net assets
after fee waiver	0.19%	0.74%	0.21%	0.34%	0.49%
Portfolio turnover rate	90.22%	18.84%	18.45%	31.43%	34.65%
Credit facility borrowings, end of year (000’s)	$16,600	$16,900	$26,000	$22,200	$16,600
Senior notes, end of year (000’s)	$34,000	$54,000	$49,000	$49,000	$49,000
Preferred stock, end of year (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior notes outstanding,
end of year	$3.39	$5.39	$4.89	$4.89	$4.90
Per common share amount of net assets, excluding
senior notes, end of year	$26.81	$25.10	$39.93	$35.22	$30.14
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(4)	$5,951	$4,010	$5,893	$5,492	$5,093
Asset coverage ratio of senior notes and
credit facility borrowings(4)	595%	401%	589%	549%	509%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(5)	$113	$82	$121	$112	$102
Asset coverage ratio of preferred stock(5)	452%	327%	486%	448%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(4)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(5)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

NDP Financial Highlights

					Period from
					July 31, 2012(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$15.53	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.12)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	3.29	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	3.17	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	—	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	—	(1.66)	(1.42)	(0.36)
Return of capital	(1.75)	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(1.75)	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance
of common stock(5)	—	—	—	—	(1.22)
Net Asset Value, end of period	$16.95	$15.53	$22.76	$26.49	$22.73
Per common share market value, end of period	$15.85	$13.18	$21.29	$24.08	$22.33
Total investment return based on market value(6)(7)	36.27%	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$246,088	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$212,528	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.42%	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.29	0.21	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.71	1.54	1.41	1.41	1.38
Fee waiver	(0.13)	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.58	1.41	1.24	1.24	1.22
Leverage expenses	0.37	0.21	0.14	0.16	0.10
Total expenses	1.95%	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

					Period from
					July 31, 2012(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.98)%	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.85)%	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	47.03%	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$63,800	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$4,857	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	486%	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2015, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

TPZ Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Common Share Data(1)
Net Asset Value, beginning of year	$21.23	$31.08	$28.12	$26.76	$25.37
Income (loss) from Investment Operations
Net investment income(2)	0.71	0.88	0.81	0.76	0.72
Net realized and unrealized gain (loss)(2)	3.49	(7.87)	3.65	2.10	2.17
Total income (loss) from investment operations	4.20	(6.99)	4.46	2.86	2.89
Distributions to Common Stockholders
Net investment income	(1.29)	(0.91)	(0.90)	(0.50)	(0.88)
Net realized gain	(0.25)	(1.95)	(0.60)	(1.00)	(0.62)
Return of capital	—	—	—	—	—
Total distributions to common stockholders	(1.54)	(2.86)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of year	$23.89	$21.23	$31.08	$28.12	$26.76
Per common share market value, end of year	$21.43	$18.53	$26.90	$24.74	$25.26
Total investment return based on market value(3)	25.57%	(22.54)%	14.94%	3.80%	10.83%
Total investment return based on net asset value(4)	22.18%	(23.19)%	16.84%	11.36%	11.90%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$166,073	$147,563	$216,048	$195,484	$186,034
Average net assets (000’s)	$146,274	$187,752	$208,698	$193,670	$182,224
Ratio of Expenses to Average Net Assets
Advisory fees	1.27%	1.20%	1.12%	1.13%	1.13%
Other operating expenses	0.39	0.31	0.26	0.26	0.27
Total operating expenses, before fee waiver	1.66	1.51	1.38	1.39	1.40
Fee waiver	—	(0.01)	(0.07)	(0.12)	(0.12)
Total operating expenses	1.66	1.50	1.31	1.27	1.28
Leverage expenses	0.44	0.26	0.19	0.25	0.44
Total expenses	2.10%	1.76%	1.50%	1.52%	1.72%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Ratio of net investment income to average net assets
before fee waiver	3.39%	3.25%	2.62%	2.62%	2.64%
Ratio of net investment income to average net assets
after fee waiver	3.39%	3.26%	2.69%	2.74%	2.76%
Portfolio turnover rate	40.61%	30.99%	18.39%	12.21%	13.67%
Credit facility borrowings, end of year (000’s)	$50,600	$49,900	$42,400	$37,400	$16,400
Senior notes, end of year (000’s)	—	—	—	—	$20,000
Per common share amount of senior notes outstanding,
end of year	—	—	—	—	$2.88
Per common share amount of net assets, excluding
senior notes, end of year	$23.89	$21.23	$31.08	$28.12	$29.64
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(5)	$4,282	$3,957	$6,095	$6,227	$6,111
Asset coverage ratio of senior notes and
credit facility borrowings(5)	428%	396%	610%	623%	611%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of year and a sale at net asset value on the last day of the year reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements
November 30, 2016

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of November 30, 2016. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,489,296,913	$37,261,802	$—	$2,526,558,715
Preferred Stock(a)	16,155,864	—	22,478,411	38,634,275
Warrants(a)	—	—	14,662,641	14,662,641
Short-Term Investment(b)	366,453	—	—	366,453
Total Assets	$2,505,819,230	$37,261,802	$37,141,052	$2,580,222,084

Liabilities
Interest Rate Swap Contracts	$—	$365,051	$—	$365,051

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,460,275,575	$21,904,472	$—	$1,482,180,047
Preferred Stock(a)	8,205,435	—	12,657,666	20,863,101
Warrants(a)	—	—	8,256,558	8,256,558
Short-Term Investment(b)	357,488	—	—	357,488
Total Assets	$1,468,838,498	$21,904,472	$20,914,224	$1,511,657,194

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$202,302,121	$—	$—	$202,302,121
Master Limited Partnerships and Related Companies(a)	88,622,918	2,844,385	—	91,467,303
Preferred Stock(a)	5,648,835	—	2,177,797	7,826,632
Warrants(a)	—	—	1,420,555	1,420,555
Short-Term Investment(b)	315,641	—	—	315,641
Total Assets	$296,889,515	$2,844,385	$3,598,352	$303,332,252

Liabilities
Written Call Options	$1,109,139	$349,218	$—	$1,458,357

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$238,154,919	$—	$—	$238,154,919
Master Limited Partnerships and Related Companies(a)	72,787,569	2,865,468	—	75,653,037
Preferred Stock(a)	1,517,697	—	2,063,121	3,580,818
Warrants(a)	—	—	1,345,782	1,345,782
Short-Term Investment(b)	276,705	—	—	276,705
Total Assets	$312,736,890	$2,865,468	$3,408,903	$319,011,261

Liabilities
Written Call Options	$6,184,369	$2,130,032	$—	$8,314,401

Tortoise Capital Advisors	51

Notes to Financial Statements (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$106,782,786	$—	$106,782,786
Master Limited Partnerships and Related Companies(a)	61,166,142	2,019,828	—	63,185,970
Common Stock(a)	37,254,208	—	—	37,254,208
Preferred Stock(a)	5,232,865	—	1,740,791	6,973,656
Warrants(a)	—	—	1,135,487	1,135,487
Short-Term Investment(b)	141,155	—	—	141,155
Total Assets	$103,794,370	$108,802,614	$2,876,278	$215,473,262

Liabilities
Interest Rate Swap Contracts	$—	$153,308	$—	$153,308

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the year ended November 30, 2016, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $10,725,914, $5,680,382, $558,987, $527,870, and $367,430, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the year ended November 30, 2016.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended November 30, 2016:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$—	$—	$—	$—	$—
Purchases	19,265,393	10,848,405	1,866,506	1,768,223	1,491,965
Return of capital	(1,469,872)	(827,690)	(142,407)	(134,908)	(113,831)
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	4,682,890	2,636,951	453,698	429,806	362,657
Balance — end of year	$22,478,411	$12,657,666	$2,177,797	$2,063,121	$1,740,791

Warrants	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$—	$—	$—	$—	$—
Purchases	3,145,347	1,771,155	304,734	288,687	243,585
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	11,517,294	6,485,403	1,115,821	1,057,095	891,902
Balance — end of year	$14,662,641	$8,256,558	$1,420,555	$1,345,782	$1,135,487

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gains on
investments still held at November 30, 2016	$16,200,184	$9,122,354	$1,569,519	$1,486,901	$1,254,559

The Funds own units of preferred stock of Targa Resources Corp. that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years. As part of the transaction, each Fund received two classes of warrants.

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

An option pricing model is utilized to determine fair value of each class of warrants. In using this methodology, the Funds estimate future volatility of the underlying common stock price. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the warrants.

52	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of November 30, 2016:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$22,478,411	$12,657,666	$2,177,797	$2,063,121	$1,740,791
Warrants	$14,662,641	$8,256,558	$1,420,555	$1,345,782	$1,135,487

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock	Lattice model	Illiquidity spread	1.25%
Preferred Stock	Lattice model	Seniority spread	0.25%
Warrants	Option pricing model	Estimated future volatility	40%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

During the year ended November 30, 2016, the Funds reallocated the amount of 2015 investment income and return of capital they recognized based on the 2015 tax reporting information received. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(20,252,692)	$(0.413)	$18,195,282	$0.371	$2,057,410	$0.042
After-tax	$(12,789,575)	$(0.261)	$11,490,321	$0.235	$1,299,254	$0.026
NTG
Pre-tax	$(4,884,523)	$(0.104)	$4,388,558	$0.093	$495,965	$0.011
After-tax	$(3,097,276)	$(0.066)	$2,782,784	$0.059	$314,492	$0.007
TTP	$(662,094)	$(0.066)	$603,930	$0.060	$58,164	$0.006
NDP	$150,585	$0.010	$(140,284)	$(0.009)	$(10,301)	$(0.001)
TPZ	$(405,542)	$(0.058)	$295,169	$0.042	$110,373	$0.016

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the

Tortoise Capital Advisors	53

Notes to Financial Statements (continued)

carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2016, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2013 through 2016

NTG — November 30, 2010 through 2016

TTP, NDP and TPZ — November 30, 2013 through 2016

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2016 were characterized as follows:

		TYG	NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	86%	100%	—	—	39%	39%	—	11%
Ordinary dividend income	—	—	—	—	58%	58%	—	80%
Return of capital	14%	—	100%	100%	—	—	100%	—
Long-term capital gain	—	—	—	—	3%	3%	—	9%

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $412,770 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2016 for Series LL Notes ($1,238) and Series MM Notes ($1,858) that were issued in April 2015.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $46,340 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2016 for Series L Notes ($42,136) and Series M Notes ($21,068) that were issued in December 2015 and for MRP C Shares ($12,594) and MRP D Shares ($100,749) that were issued in December 2015.

There were no offering or debt issuance costs recorded during the year ended November 30, 2016 for TTP, NDP or TPZ.

54	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting Pronouncements
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for fiscal years beginning on or after December 15, 2015 and interim periods within these fiscal years, and must be applied retrospectively.

In May 2015, the FASB issued ASU 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015 and interim periods within these fiscal years, and must be applied retrospectively.

Management has evaluated the provisions of the new accounting pronouncements and has determined the adoption of ASU 2015-03 and ASU 2015-07 will not materially impact the financial statements.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation

Tortoise Capital Advisors	55

Notes to Financial Statements (continued)

preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of November 30, 2016 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%, less a fee waiver of 0.05% during calendar year 2015.

TTP — 1.10%, less a fee waiver of 0.10% during calendar year 2015, and 0.05% during calendar year 2016.

NDP — 1.10%, less a fee waiver of 0.10% during calendar years 2015 and 2016.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of November 30, 2016 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$1,352,952	$20,586,320
Capital loss carryforwards	13,337,102	20,082,964
AMT credit	—	2,667,784
	14,690,054	43,337,068
Deferred tax liabilities:
Basis reduction of investment in MLPs	273,787,274	143,624,539
Net unrealized gains on investment securities	192,644,062	61,120,577
	466,431,336	204,745,116
Total net deferred tax liability	$451,741,282	$161,408,048

At November 30, 2016, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2016, as follows:

	TYG	NTG
Application of statutory income tax rate	$59,032,313	$59,128,518
State income taxes, net of federal tax effect	3,120,280	2,686,123
Change in deferred tax liability due to change in overall tax rate	(3,203,032)	(763,675)
Permanent differences	3,429,617	1,493,576
Total income tax expense	$62,379,178	$62,544,542

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, each of TYG and NTG re-evaluated its blended state income tax rate, decreasing the overall rate from 37.04% to 36.85% and from 36.76% to 36.59%, respectively, due to anticipated state apportionment of income and gains.

56	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

For the year ended November 30, 2016, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current tax expense
Federal	$53,623,964	$16
State	3,451,822	3,667
AMT	—	1,887,987
Total current tax expense	57,075,786	1,891,670
Deferred tax expense
Federal	5,037,143	58,017,232
State (net of federal tax effect)	266,249	2,635,640
Total deferred tax expense	5,303,392	60,652,872
Total income tax expense	$62,379,178	$62,544,542

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2016, TYG and NTG had net operating losses for federal income tax purposes of approximately $3,866,000 (from TYN) and $55,691,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2035 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2016, TYG and NTG had capital loss carryforwards of approximately $36,200,000 and $54,900,000, respectively, which may be carried forward for 5 years. If not utilized, these capital losses will expire in the year ending November 30, 2021. The capital losses for the year ended November 30, 2016 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2016, NTG had $2,667,784 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences resulted in the following reclassifications:

	TTP(1)	NDP(1)(2)	TPZ(1)(3)
Undistributed (accumulated) net investment income (loss)	$(961,113)	$(684,712)	$5,740,783
Undistributed (accumulated) net realized gain (loss)	994,675	1,772,715	(5,740,783)
Additional paid-in capital	(33,562)	(1,088,003)	—

(1)	Primarily related to character differences of realized gains (losses) on investments.
(2)	Primarily related to return of capital distributions.
(3)	Primarily related to character differences of realized losses on interest rate swap settlements.

The tax character of distributions paid to stockholders for the years ending November 30, 2016 and November 30, 2015 was as follows:

	Year Ended November 30, 2016
	TTP		NDP	TPZ
	Common	Preferred	Common	Common
Ordinary income(1)	$15,773,743	$663,152	$—	$9,685,245
Long-term capital gain	553,010	23,249	—	1,002,430
Return of capital	—	—	25,403,124	—
Total distributions	$16,326,753	$686,401	$25,403,124	$10,687,675

Tortoise Capital Advisors	57

Notes to Financial Statements (continued)

	Year Ended November 30, 2015
	TTP		NDP	TPZ
	Common	Preferred	Common	Common
Ordinary income(1)	$4,341,633	$152,575	$7,821	$6,309,193
Long-term capital gain	15,190,372	533,826	—	13,588,998
Return of capital	—	—	25,395,303	—
Total distributions	$19,532,005	$686,401	$25,403,124	$19,898,191

(1) For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation	$1,163,740		$1,015,411		$36,601,033
Undistributed ordinary income	485,611		—		—
Undistributed long-term capital gain	—		—		917
Capital loss carryforwards	—		(40,731,361)		—
Qualified late year ordinary losses	—		(1,417,779)	(1)	—
Other temporary differences	(2,095,433)	(2)	(3,908,007)	(2)	(18,441)
Accumulated earnings (deficit)	$(446,082)		$(45,041,736)		$36,583,509

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2016, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2016, NDP had a short-term capital loss carryforward of approximately $10,200,000 and a long-term capital loss carryforward of approximately $30,500,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2016 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

As of November 30, 2016, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,314,120,396	$952,091,424	$296,756,796	$302,462,065	$176,010,879
Gross unrealized appreciation of investments	$1,269,414,472	$561,238,189	$22,861,114	$37,433,267	$40,724,868
Gross unrealized depreciation of investments	(3,312,784)	(1,672,419)	(16,285,658)	(20,884,071)	(1,262,485)
Net unrealized appreciation of investments	$1,266,101,688	$559,565,770	$6,575,456	$16,549,196	$39,462,383

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Rice Midstream Partners LP was $23.32 on September 29, 2016, the date of the purchase agreement and the date an enforceable right to acquire the restricted Rice Midstream Partners LP units was obtained by each fund. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2016.

TYG:
						Fair Value
	Investment		Acquisition	Acquisition		as Percent
Investment Security	Type	Shares	Date	Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	Master Limited Partnership	1,829,249	10/07/16	$39,328,854	$37,261,802	2.6%
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	3/16/16	19,265,393	22,478,411	1.6
Targa Resources Corp.,	Warrants	305,483	3/16/16	2,320,856	10,511,670	0.8
Series A, $18.88, 03/16/2023
Targa Resources Corp.,	Warrants	147,302	3/16/16	824,491	4,150,971	0.3
Series B, $25.11, 03/16/2023
				$61,739,594	$74,402,854	5.3%

58	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

NTG:
						Fair Value
	Investment		Acquisition	Acquisition		as Percent
Investment Security	Type	Shares	Date	Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	Master Limited Partnership	1,075,330	10/07/16	$23,119,595	$21,904,472	2.4%
Targa Resources Corp.,	Preferred Stock	12,252	3/16/16	10,848,405	12,657,666	1.4
9.500%
Targa Resources Corp.,	Warrants	172,018	3/16/16	1,306,882	5,919,140	0.6
Series A, $18.88, 03/16/2023
Targa Resources Corp.,	Warrants	82,946	3/16/16	464,273	2,337,418	0.3
Series B, $25.11, 03/16/2023
				$35,739,155	$42,818,696	4.7%

TTP:
						Fair Value
	Investment		Acquisition	Acquisition		as Percent
Investment Security	Type	Shares	Date	Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	Master Limited Partnership	139,636	10/07/16	$3,002,174	$2,844,385	1.2%
Targa Resources Corp.,	Preferred Stock	2,108	03/16/16	1,866,506	2,177,797	0.9
9.500%
Targa Resources Corp.,	Warrants	29,596	03/16/16	224,854	1,018,398	0.4
Series A, $18.88, 03/16/2023
Targa Resources Corp.,	Warrants	14,271	03/16/16	79,880	402,157	0.2
Series B, $25.11, 03/16/2023
				$5,173,414	$6,442,737	2.7%

NDP:
						Fair Value
	Investment		Acquisition	Acquisition		as Percent
Investment Security	Type	Shares	Date	Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	Master Limited Partnership	140,671	10/07/16	$3,024,427	$2,865,468	1.2%
Targa Resources Corp.,	Preferred Stock	1,997	03/16/16	1,768,223	2,063,121	0.8
9.500%
Targa Resources Corp.,	Warrants	28,038	03/16/16	213,013	964,788	0.4
Series A, $18.88, 03/16/2023
Targa Resources Corp.,	Warrants	13,520	03/16/16	75,674	380,994	0.1
Series B, $25.11, 03/16/2023
				$5,081,337	$6,274,371	2.5%

TPZ:
						Fair Value
	Investment	Principal Amount/	Acquisition	Acquisition		as Percent
Investment Security	Type	Shares	Date(s)	Cost	Fair Value	of Net Assets
Blue Racer Midstream, LLC,	Corporate Bond	$4,000,000	06/23/16-	$3,810,000	$3,900,000	2.3%
6.125%, 11/15/2022*			07/29/16
Cheniere Corp.,	Corporate Bond	$4,000,000	05/19/16-	4,207,500	4,260,000	2.6
7.000%, 06/30/2024*			10/24/16
DCP Midstream LLC,	Corporate Bond	$3,000,000	08/07/09-	3,674,870	3,345,000	2.0
9.750%, 03/15/2019*			08/16/12
Duquesne Light Holdings, Inc.,	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,362,307	2.0
6.400%, 09/15/2020*
Duquesne Light Holdings, Inc.,	Corporate Bond	$2,000,000	11/18/11-	2,074,420	2,243,080	1.4
5.900%, 12/01/2021*			12/05/11
Florida Gas Transmission Co., LLC,	Corporate Bond	$1,500,000	07/08/10-	1,551,220	1,608,199	1.0
5.450%, 07/15/2020*			01/04/11
Gibson Energy Inc.,	Corporate Bond	$4,500,000	06/26/13-	4,459,760	4,668,750	2.8
6.750%, 07/15/2021*			07/01/13
Midcontinent Express Pipeline, LLC,	Corporate Bond	$2,000,000	09/09/09-	2,061,010	2,075,000	1.3
6.700%, 09/15/2019*			03/02/10
PDC Energy Company,	Corporate Bond	$2,000,000	09/28/16	2,047,500	2,050,000	1.2
6.125%, 09/15/2024*
Range Resources Corporation,	Corporate Bond	$1,000,000	02/12/15	1,010,000	960,000	0.6
5.000%, 03/15/2023*
Rockies Express Pipeline, LLC,	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,160,000	2.5
6.000%, 01/15/2019*

Tortoise Capital Advisors	59

Notes to Financial Statements (continued)

TPZ:
						Fair Value
	Investment	Principal Amount/	Acquisition	Acquisition		as Percent
Investment Security	Type	Shares	Date(s)	Cost	Fair Value	of Net Assets
Ruby Pipeline, LLC,	Corporate Bond	$1,500,000	09/17/12	$1,616,250	$1,545,470	0.9%
6.000%, 04/01/2022*
Southern Star Central Corp.,	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,015,000	1.8
5.125%, 07/15/2022*
Rice Midstream Partners LP	Master Limited Partnership	99,157	10/07/16	2,131,876	2,019,828	1.2
Targa Resources Corp.,	Preferred Stock	1,685	03/16/16	1,491,965	1,740,791	1.0
9.500%
Targa Resources Corp.,	Warrants	23,657	03/16/16	179,734	814,038	0.5
Series A, $18.88, 03/16/2023
Targa Resources Corp.,	Warrants	11,407	03/16/16	63,851	321,449	0.2
Series B, $25.11, 03/16/2023
				$40,546,046	$42,088,912	25.3%

*Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the year ended November 30, 2016, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$616,752,041	$512,960,213	$239,321,989	$132,001,910	$80,791,895
Sales	$848,333,437	$564,567,252	$263,766,549	$145,882,673	$80,131,612

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of November 30, 2016 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series G	December 21, 2016	5.85%		Quarterly	$30,000,000	$30,407,584
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,128,081
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,118,229
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,307,265
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,031,470
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,178,569
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,388,906
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,437,634
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,601,120
Series LL	June 14, 2020	2.06	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,537,742
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,597,948
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	25,962,415

60	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

TYG (continued):
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series DD	September 27, 2022	4.21%		Semi-Annual	$13,000,000	$13,689,098
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,054,011
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,438,469
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,468,267
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,736,423
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,400,008
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,048,035
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,339,978
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,899,304
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,046,677
Series MM	June 14, 2025	2.11	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,483,807
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,054,341
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	29,148,415
					$442,500,000	$450,503,796

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from September 14, 2016 through December 13, 2016. The weighted-average interest rate for the year ended November 30, 2016 was 1.84%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from September 14, 2016 through December 13, 2016. The weighted-average interest rate for the year ended November 30, 2016 was 1.89%.

During the year ended November 30, 2016, TYG redeemed Notes with an aggregate principal amount of $90,000,000. TYG’s Series Q Notes ($10,000,000), Series EE Notes ($5,000,000), and Series U Notes ($35,000,000), each with a floating interest rate based on 3-month LIBOR plus 1.35%, were redeemed in full on December 18, 2015. TYG’s Series GG Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.35% and TYG’s Series HH Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.30% were redeemed in full on January 15, 2016. TYG paid a total premium of $900,000 upon redemption of the Notes. TYG’s Series W Notes with a notional amount of $12,500,000 and a fixed interest rate of 3.88% were paid in full upon maturity on June 15, 2016.

NTG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2017	3.73%		Quarterly	$57,000,000	$58,335,911
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,094,150
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,307,265
Series K	September 9, 2019	2.13	%(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	118,449,256
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,913,385
Series L	April 17, 2021	2.33	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,025,870
					$284,000,000	$293,125,837

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from September 9, 2016 through December 8, 2016. The weighted-average rate for the year ended November 30, 2016 was 1.94%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from October 17, 2016 through January 16, 2017. The weighted-average rate for the period from December 9, 2015 (date of issuance) through November 30, 2016 was 2.10%.

During the year ended November 30, 2016, NTG issued Notes with an aggregate principal amount of $30,000,000. Series L Notes ($20,000,000) and Series M Notes ($10,000,000) were each issued on December 9, 2015. NTG’s Series B Notes, with a notional amount of $24,000,000 and a fixed interest rate of 3.14%, were paid in full upon maturity on December 8, 2015. NTG’s Series E Notes, with a notional amount of $25,000,000 and a floating interest rate based on a 3-month LIBOR plus 1.70%, were paid in full upon maturity on December 9, 2015. On December 18, 2015, NTG partially redeemed its Series H Notes with a floating interest rate based on 3-month LIBOR plus 1.35% in the amount of $25,000,000. On January 15, 2016, NTG redeemed the remaining portion of its Series H Notes in the amount of $20,000,000. NTG paid a total premium of $450,000 upon redemption of the Notes.

Tortoise Capital Advisors	61

Notes to Financial Statements (continued)

TTP:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,159,150
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,084,014
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,778,429
Series G	December 12, 2022	1.90	%(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$35,021,593

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from September 12, 2016 through December 11, 2016. The weighted-average interest rate for the year ended November 30, 2016 was 1.69%.

TTP’s Series A Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.75%, were redeemed in full on December 18, 2015. TTP’s Series E Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.00%, were redeemed in full on January 15, 2016. TTP paid a total premium of $100,000 upon redemption of the Notes.

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at November 30, 2016. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of November 30, 2016 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at November 30, 2016. On December 8, 2015, TYG deposited with its paying agent funds to provide for the redemption of 5,000,000 shares ($50,000,000 aggregate liquidation preference) of MRP C Stock. On February 11, 2016, TYG deposited with its paying agent funds to provide for the redemption of 8,000,000 shares ($80,000,000 aggregate liquidation preference) of MRP B Stock. TYG paid a total premium of $800,000 upon redemption of the MRP B Stock. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$86,864,629
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	81,911,204
			16,500,000	$165,000,000	$168,775,833

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:

NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at November 30, 2016. On December 8, 2015, NTG issued $5,000,000 of MRP C Stock with a fixed distribution rate of 3.73% maturing December 8, 2020 and $40,000,000 of MRP D Stock with a fixed distribution rate of 4.19% maturing on December 8, 2022. The MRP A Stock with an aggregate liquidation preference of $25,000,000 and a fixed distribution rate of 3.69% was paid in full upon maturity on December 15, 2015. NTG’s

62	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$66,567,343
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,042,887
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	40,407,226
			4,400,000	$110,000,000	$112,017,456

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:

TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at November 30, 2016. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,496,612

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the year ended November 30, 2016, as well as the principal balance and interest rate in effect at November 30, 2016 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$157,500,000	$90,000,000	$117,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 13, 2017	June 22, 2018	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%(1)	0.15%	0.15%	0.20%(2)	0.20%(3)
For the year ended November 30, 2016:
Average principal balance	$34,500,000	$58,100,000	$44,200,000	$14,100,000(4)	$61,600,000	$49,900,000
Average interest rate	1.68%	1.67%	1.67%	1.82%(4)	1.31%	1.31%
As of November 30, 2016:
Principal balance outstanding	$46,300,000	$63,000,000	$46,800,000	$16,600,000(4)	$63,800,000	$50,600,000
Interest rate	1.82%	1.82%	1.82%	1.87%(4)	1.42%	1.42%

(1)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(3)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(4)	TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the year ended November 30, 2016 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

For the period from December 1, 2015 through June 22, 2016 (the date the agreement was amended), TYG had a revolving credit facility with Scotia Bank, N.A. The terms of the agreement provided for a $100,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 1.20%. The average principal balance and interest rate for the period during which this credit facility was utilized was approximately $54,200,000 and 1.62%, respectively.

Tortoise Capital Advisors	63

Notes to Financial Statements (continued)

For the period from December 1, 2015 through June 2, 2016 (the date the facility was terminated), NDP had a revolving margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provided for an $85,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 0.80%. The average principal balance and interest rate for the period during which this margin loan facility was utilized was approximately $59,900,000 and 1.22%, respectively.

For the period from December 1, 2015 through May 16, 2016 (the date the facility was terminated), TPZ had a revolving margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provided for a $65,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 0.80%. The average principal balance and interest rate for the period during which this margin loan facility was utilized was approximately $50,000,000 and 1.22%, respectively.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2016, each Fund was in compliance with credit facility terms.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Details of the interest rate swap contracts outstanding for TYG as of November 30, 2016, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$(56,731)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(308,320)
		$15,000,000			$(365,051)

Details of the interest rate swap contracts outstanding for TPZ as of November 30, 2016, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2017	$2,500,000	1.34%	3-month U.S. Dollar LIBOR	$(3,133)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(38,998)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(77,278)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	30,688
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(64,587)
		$23,500,000			$(153,308)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the year ended November 30, 2016 was approximately $18,800,000 and $23,800,000, respectively.

64	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at November 30, 2016:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$365,051	$—	$365,051	$—	$—	$365,051
TPZ: Interest Rate Swap Contracts	$183,996	$30,688	$153,308	$—	$—	$153,308

Written Call Options
Transactions in written option contracts for TTP and NDP for the year ended November 30, 2016, are as follows:

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2015	7,061	$527,888	41,185	$1,900,591
Options written	71,829	5,238,892	447,071	24,073,409
Options closed*	(67,655)	(4,842,751)	(398,950)	(20,919,686)
Options exercised	(1,663)	(127,463)	(13,454)	(603,756)
Options expired	(3,715)	(333,570)	(38,863)	(2,296,996)
Options outstanding at November 30, 2016	5,857	$462,996	36,989	$2,153,562

*The aggregate cost of closing written option contracts was $3,345,534 for TTP and $16,213,737 for NDP, resulting in net realized gains of $1,497,217 and $4,705,950 for TTP and NDP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at November 30, 2016:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$365,051
TTP: Written equity call options	Options written, at fair value	$1,458,357
NDP: Written equity call options	Options written, at fair value	$8,314,401
TPZ: Interest rate swap contracts	Interest rate swap contracts	$153,308

The following table presents the effect of derivatives on the Statements of Operations for the year ended November 30, 2016:

			Net Unrealized Appreciation
Derivatives not accounted for as	Location of Gains	Net Realized Gain	(Depreciation)
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(306,002)	$198,517
TTP: Written equity call options	Options	$1,830,788	$(1,101,540)
NDP: Written equity call options	Options	$7,002,946	$(6,627,411)
TPZ: Interest rate swap contracts	Interest rate swaps	$(277,797)	$204,455

12. Subsequent Events

TYG — TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NTG — NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP — TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP — NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ — On December 30, 2016, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $13,124.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Capital Advisors	65

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., and Tortoise Power and Energy Infrastructure Fund, Inc., (the Funds), including the schedules of investments, as of November 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., and Tortoise Power and Energy Infrastructure Fund, Inc. at November 30, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 19, 2017

66	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Company Officers and Directors (unaudited)
November 30, 2016

Number of
	Position(s) Held		Portfolios in	Other Public
	With Company, Term		Fund Complex	Company
	of Office and Length		Overseen	Directorships
Name and Age(1)	of Time Served(2)	Principal Occupation During Past Five Years	by Director(3)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director of TYG since 2003 and of NTG since 2010; Class II Director of NDP since 2012 and of TPZ since 2007; Class III Director of TTP since 2011.	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.
Rand C. Berney (Born 1955)	Class I Director of TTP since January 1, 2014; Class II Director of each of TYG and NTG since January 1, 2014; Class III Director of each of NDP and TPZ since January 1, 2014.

Executive-in-Residence and Professor for Professional Financial Planning Course and Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

			5	None
Charles E. Heath (Born 1942)	Class I Director of TTP since 2011; Class II Director of TYG since 2003 and of NTG since 2010; Class III Director of NDP since 2012 and of TPZ since 2007.	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.
Alexandra Herger (Born 1957)	Class I Director of each of NDP and TPZ since January 1, 2015; Class II Director of TTP since January 1, 2015; Class III Director of each of TYG and NTG since January 1, 2015.

Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

			5	None
Interested Directors (4)
H. Kevin Birzer (Born 1959)	Class I Director and Chairman of the Board of NDP since 2012 and of TPZ since 2007; Class II Director and Chairman of the Board of TTP since 2011; Class III Director and Chairman of the Board of TYG since 2003 and of NTG since 2010.

Chief Executive Officer of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”), which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”), from its inception through November 30, 2011. CFA designation since 1988.

			5	None
Terry C. Matlack (Born 1956)	Class I Director of each of TYG and NTG since 2012; Class II Director of each of NDP and TPZ since 2012; Class III Director of TTP since 2012.

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYY and TYN from November 12, 2012 until its merger into TYG effective June 23, 2014; Chief Executive Officer of each of TYG and TPZ from May 2011 to June 30, 2015, of NTG from 2010 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015 and of each of TYY and TYN from May 2011 until its merger into TYG effective June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

			5	Epiq Systems, Inc. (until June 2012)

(1)	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(2)	Ending year of Director terms by Class are as follows:

	TYG	NTG	TTP	NDP	TPZ
Class I	2017	2017	2018	2019	2019
Class II	2018	2018	2019	2017	2017
Class III	2019	2019	2017	2018	2018

(3)	This number includes TYG, NTG, TTP, NDP and TPZ. The Adviser serves as the investment adviser to TYG, NTG, TTP, NDP and TPZ.
(4)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Tortoise Capital Advisors	67

Company Officers and Directors (unaudited) (continued)
November 30, 2016

Number of
	Position(s) Held		Portfolios in	Other Public
	With Company, Term		Fund Complex	Company
	of Office and Length		Overseen	Directorships
Name and Age(1)	of Time Served(2)	Principal Occupation During Past Five Years	by Director	Held
Interested Officers(3)
P. Bradley Adams (Born 1960)	Chief Executive Officer of each of TYG, NTG, TTP, NDP and TPZ since June 30, 2015.

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG from 2010 to June 30, 2015, of each of TYG and TPZ from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of the TYG, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None
Matthew G.P. Sallee (Born 1978)	President of TYG and NTG since June 30, 2015.

Managing Director of the Adviser since January 2014 and member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2009 to June 2012; Research Analyst of the Adviser from 2005 to 2009. CFA designation since 2009.

			N/A	None
Brian A. Kessens (Born 1975)	President of TTP and TPZ since June 30, 2015.

Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2008 to June 2012. CFA designation since 2006.

			N/A	None
Robert J. Thummel (Born 1972)	President of NDP since June 30, 2015.

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2004 to June 2012. Previously, the President of TYN from 2008 until its merger into TYG in June 2014.

			N/A	None
Brent W. Behrens (Born 1979)	Principal Financial Officer and Treasurer of TYG, NTG, TTP, NDP and TPZ since June 30, 2015.

Director of Financial Operations of the Adviser since January 2013; Senior Financial Operations Analyst of the Adviser from 2008 to January 2013; Assistant Treasurer of each of TYG, NTG, TTP, NDP and TPZ from May 2013 to June 30, 2015 and of TYY and TYN from May 2013 to June 23, 2014. CFA designation since 2014.

			N/A	None
Nicholas S. Holmes (Born 1985)	Vice President of each of TYG and NTG since June 30, 2015.

Investment Analyst of the Adviser since January 2015; Research Analyst of the Adviser from January 2012 through December 2014 and Assistant Research Analyst from January 2010 through December 2011. CFA designation since 2013.

			N/A	None
Brett Jergens (Born 1978)	Vice President of NDP since June 30, 2015.	Investment Analyst of the Adviser since December 2010; Research Analyst of the Adviser from June 2007 to December 2010. CFA designation since 2011.	N/A	None
Shobana Gopal (Born 1962)	Vice President of each of TYG, NTG, TTP, NDP and TPZ since June 30, 2015.	Director, Tax of the Adviser since January 2013; Tax Analyst of the Adviser from September 2006 through December 2012.	N/A	None
Diane Bono (Born 1958)	Secretary of each of TYG, NTG, TTP, NDP and TPZ since May 2013.

Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer of TYG since June 2006 and of each of NTG, TTP, NDP and TPZ since its inception, and of each of TYY and TYN from June 2006 to June 23, 2014; Secretary of each of TYY and TYN from May 2013 to June 23, 2014.

			N/A	None

(1)	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(2)	Officers are elected annually.
(3)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

68	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Additional Information (unaudited)

Notice to Shareholders
For stockholders that do not have a November 30, 2016 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2016, each Fund is designating the following items with regard to distributions paid during the year.

Common Distributions

	Return					Qualifying For
	of Capital	Long-Term	Ordinary Income	Total	Qualifying	Corporate Dividends
	Distributions	Capital Gain Distributions(1)	Distributions	Distributions	Dividends(2)	Rec. Deduction(3)
TTP	0.00%	3.39%	96.61%	100.00%	40.50%	28.82%
NDP	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%
TPZ	0.00%	9.38%	90.62%	100.00%	12.33%	12.33%

Preferred Distributions

	Return					Qualifying For
	of Capital	Long-Term	Ordinary Income	Total	Qualifying	Corporate Dividends
	Distributions	Capital Gain Distributions(1)	Distributions	Distributions	Dividends(2)	Rec. Deduction(3)
TTP	0.00%	3.39%	96.61%	100.00%	40.50%	28.82%

(1)	The Fund designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2016, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$245,000	$180,000	$84,000	$84,000	$67,000

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2016 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec. gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tortoise Capital Advisors	69

Additional Information (unaudited) (continued)

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment
Each of NTG, TTP, NDP and TPZ have an Automatic Dividend Reinvestment Plan and TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). Each Plan allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

70	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Additional Information (unaudited) (continued)

Approval of the Investment Advisory Agreement
In approving the renewal of each fund’s respective Investment Advisory Agreement in November 2016, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the fund (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the fund and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during an executive session and discussed the agreement and related information.

Factors Considered for Each Fund
The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the fund’s agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the fund. Additionally, the Independent Directors considered the quality and extent of the resources devoted to research and analysis of the fund’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the fund, and meeting regulatory requirements. Further, the Independent Directors considered the quality and depth of the Adviser personnel (including the number and caliber of portfolio managers and research analysts involved and the size and experience of the investment, accounting, trading, client service and compliance teams dedicated to the fund), the continued addition of professionals at the Adviser to broaden its coverage efforts, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the fund. The Adviser provides the fund with certain services (in addition to any such services provided to the fund by third parties) and officers and other personnel as are necessary for the operations of the fund. In particular, the Adviser provides the fund with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the fund, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Independent Directors also reviewed information received from the Adviser and the fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the fund, including the fund’s Code of Ethics.

The Independent Directors concluded that the nature of the fund and the specialized expertise of the Adviser in the niche market of MLPs for each of TYG and NTG and the energy market for each of TTP, NDP and TPZ, as well as the nature, extent and quality of services provided by the Adviser to the fund, made it qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the fund.

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the fund’s performance and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector for each of TYG and NTG and on the energy sector for each of TTP, NDP and TPZ. The Independent Directors considered the fund’s investment performance against peer funds for the following periods: one year, three year, five year and since inception for each of TYG and NTG; one year, three year and since inception for each of TTP and NDP; one year for TPZ, and for each of 2013, 2014, 2015 and 2016 year-to-date for each fund, as well as against specialized sector (including a custom composite of sector indices (“custom composite”) for each of TTP and TPZ) and more general market indices for the fiscal year-to-date, one year and since inception periods for the fund. The Independent Directors also considered senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Independent Directors noted that for the relevant periods, based on NAV: TYG’s performance outperformed and underperformed the average for its peers depending on the period and outperformed, performed in line and underperformed sector market indices depending on the period and the index and outperformed and underperformed the general market index depending on the period; NTG’s performance outperformed and underperformed the average for its peers depending on the period and outperformed and underperformed the specialized sector and general market indices depending on the period; TTP’s performance outperformed and underperformed the average for its peers depending on the period and outperformed and underperformed the custom composite, the specialized sector market index and the general market index

Tortoise Capital Advisors	71

Additional Information (unaudited) (continued)

depending on the period and the index; NDP’s performance outperformed the average for its peers and outperformed, performed in line and underperformed the specialized sector market index and outperformed and underperformed the general market index depending on the period; and TPZ’s performance outperformed and underperformed the average for its peers depending on the period and outperformed and underperformed the custom composite and the general market index depending on the period. The Independent Directors noted that for the relevant periods, based on market price, each of TYG, NTG and TTP outperformed and underperformed the average for its peers depending on the period; NDP outperformed the average for its peers, and TPZ outperformed and underperformed the average for its peers depending on the period. For each of TTP and TPZ, the Independent Directors noted the lack of peers and sector market indices with similar strategies to the fund and also took into account the custom composite to better reflect the strategy of the fund. The Adviser believes that performance relative to the applicable custom composite for each of TTP and TPZ is an appropriate performance metric for the fund. The Independent Directors also noted that the custom composites for TTP and TPZ and the sector market indices are pre expenses, in contrast to the fund and its peers, and the sector market indices are pre tax accrual in contrast to TYG and NTG and their MLP peers. The Independent Directors also noted differences across the peer universe in distribution and leverage strategies, including the fund’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Independent Directors also considered discussions with the Adviser regarding a variety of initiatives for the fund, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review and also considering market conditions and volatility, the Independent Directors concluded that the fund’s performance has been reasonable based on the fund’s strategy and compared to other closed-end funds that focus on the MLP sector (for each of TYG and NTG) and the energy sector (for each of TTP, NDP and TPZ) and that the fund has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services provided to the fund and to the Adviser’s other non-closed-end fund clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the fund’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP or energy investment companies, as applicable depending on the fund, determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Independent Directors concluded that the fees (including the management fee) and expenses that the fund is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the fund, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the fund grows, and whether fee levels reflect any economies of scale for the benefit of the fund’s stockholders, and for TYG, taking into account the tiered fee schedule implemented by the Adviser for the fund in connection with the merger of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation into the fund in June 2014. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the fund, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

72	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Additional Information (unaudited) (continued)

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the Adviser generally does not directly use the fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services to the fund. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors
The Independent Directors concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Independent Directors. On the basis of such information as the Independent Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Agreement. The Independent Directors therefore unanimously concluded that the Investment Advisory Agreement between the fund and the Adviser is fair and reasonable in light of the services provided and should be renewed. It was noted that it was the judgment of the Independent Directors that approval of the Investment Advisory Agreement was in the best interests of the fund and its stockholders.

Tortoise Capital Advisors	73

Office of the Funds
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$122,000	$115,000
Audit-Related Fees	—	—
Tax Fees	$20,000	$20,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$20,000	$20,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2016 and 2015, the Adviser was billed approximately $143,300 and $79,900 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney, Mr. Charles E. Heath and Ms. Alexandra A. Herger.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2016.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, Zachary A. Hamel, Kenneth P. Malvey, Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr., all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. The investment committee provides investment strategy oversight to the portfolio management team who implements the strategy. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”), which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012, from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYG, TYY, TYN, and TTO from its inception to September 15, 2009; Director of each of TYG, NTG, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG from 2010 to June 30, 2015, of each of the Company and TYG from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of the Company, TYG, TYY and TYN from its inception to May 2011 and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	N/A

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital Management, LLC (“Fountain Capital”) in 1997 and was a Partner there from 2001 through September 2012; President of NTG from 2010 to June 30, 2015, of each of the Company and TYG from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011 of TYN from 2007 to June 23, 2014, of the Company from inception to May 2011, and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	N/A

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG from 2005 to June 30, 2015, of each of the Company, NTG, TTP and NDP from its inception to June 30, 2015, of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of each of the Company and TYG from 2007 to June 30, 2015, of each of NTG, TTP and NDP from its inception to June 30, 2015, and of TTO from 2005 through November 2011. CFA designation since 1996.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
Brian A. Kessens (Born 1975)	President since June 30, 2015

Investment Analyst of the Adviser from 2008 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2015; Member of the Investment Committee of the Adviser and President of TTP since June 30, 2015. CFA designation since 2006.

James R. Mick (Born 1975)	N/A

Research Analyst of the Adviser from 2006 to 2011; Investment Analyst of the Adviser from 2011 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser since June 30, 2015. CFA designation since 2010.

Matthew G.P. Sallee (Born 1978)	N/A

Research Analyst of the Adviser from 2005 to 2009; Investment Analyst of the Adviser from 2009 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser and President of each of TYG and NTG since June 30, 2015. CFA designation since 2009.

Robert J. Thummel, Jr. (Born 1972)	N/A

Investment Analyst of the Adviser from 2004 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; President of Tortoise North American Energy Corporation (“TYN”) from 2008 until its merger into TYG effective June 23, 2014; Member of the Investment Committee of the Adviser and President of NDP since June 30, 2015.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2016:

	Number of	Total Assets of	Number of Accounts Paying a Performance	Total Assets of Accounts Paying a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	16	$626,960,916	1	$5,666,695
Other accounts	1014	$6,904,592,219	0	—
Zachary A. Hamel
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	16	$626,960,916	1	$5,666,695
Other accounts	1014	$6,904,592,219	0	—
Kenneth P. Malvey
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	16	$626,960,916	1	$5,666,695
Other accounts	1014	$6,904,592,219	0	—
Terry Matlack
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	16	$626,960,916	1	$5,666,695
Other accounts	1014	$6,904,592,219	0	—
Brian A. Kessens
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	17	$681,816,168	2	$60,521,948
Other accounts	1014	$6,904,592,219	0	—
James R. Mick
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	17	$681,816,168	2	$60,521,948
Other accounts	1014	$6,904,592,219	0	—
Matthew G.P. Sallee
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	17	$681,816,168	2	$60,521,948
Other accounts	1014	$6,904,592,219	0	—
Robert J. Thummel, Jr.
Registered investment companies	9	$7,782,582,024	0	—
Other pooled investment vehicles	17	$681,816,168	2	$60,521,948
Other accounts	1014	$6,904,592,219	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser’s portfolio managers must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser by that other fund or client. Certain of the Adviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company. Any of the Adviser’s or its affiliates’ proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in power or energy infrastructure companies, certain employees of the Adviser may become aware of actions planned by such companies, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of a power or energy infrastructure company about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with power and energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee or Thummel receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee and Thummel has a services agreement with the Adviser and receives a base guaranteed payment from the Adviser for the services he provides. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee and Thummel are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee and Thummel owns an equity interest in Tortoise Investments, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2016:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$50,001 - $100,000
Zachary A. Hamel	$10,001 - $50,000
Kenneth P. Malvey	$10,001 - $50,000
Terry Matlack	$100,001 - $500,000
Brian A. Kessens	$10,001 - $50,000
James R. Mick	None
Matthew G.P. Sallee	$1 - $10,000
Robert J. Thummel, Jr.	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
6/1/16-6/30/16
Month #2	0	0	0	0
7/1/16-7/31/16
Month #3	0	0	0	0
8/1/16-8/31/16
Month #4	0	0	0	0
9/1/16-9/30/16
Month #5	0	0	0	0
10/1/16-10/31/16
Month #6	0	0	0	0
11/1/16-11/30/16
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Notices to the Registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated September 12, 20111
____________________

1 The Registrant has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common shares as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Registrant to make the disclosures to the holders of the Registrant’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Registrant is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date January 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date January 19, 2017

By (Signature and Title)	/s/ Brent Behrens
Brent Behrens, Principal Financial Officer and Treasurer

Date January 19, 2017